      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 29, 1997
                                                      REGISTRATION NOS.  2-86966
                                                                        811-3870

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933                      /X/

                       PRE-EFFECTIVE AMENDMENT NO.                           / /
                       POST-EFFECTIVE AMENDMENT NO. 15                       /X/
                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                 ACT OF 1940                                 /X/
                               AMENDMENT NO. 17                              /X/
                               ------------------

                        (CHECK APPROPRIATE BOX OR BOXES)
                                ----------------

                  DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 392-1600

                                BARRY FINK, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048

                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
                            DAVID M. BUTOWSKY, ESQ.
                             GORDON ALTMAN BUTOWSKY
                             WEITZEN SHALOV & WEIN
                              114 WEST 47TH STREET
                            NEW YORK, NEW YORK 10036
                              -------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

 As soon as practicable after this Post-Effective Amendment becomes effective.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
        ___ immediately upon filing pursuant to paragraph (b)
        ___ on (date) pursuant to paragraph (b)
        ___ 60 days after filing pursuant to paragraph (a)
        _X_ on July 28, 1997 pursuant to paragraph (a) of rule 485.

    THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO SECTION (a)(1) OF RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE REGISTRANT HAS FILED THE RULE 24f-2 NOTICE FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1996 WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 3, 1997.

                            AMENDING THE PROSPECTUS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST

                             CROSS-REFERENCE SHEET

                                   FORM N-1A

ITEM                                                                           CAPTION
----------------------------------------------  ---------------------------------------------------------------------
PART A                                                                       PROSPECTUS
 1.  .........................................  Cover Page
 2.  .........................................  Prospectus Summary; Summary of Fund Expenses
 3.  .........................................  Financial Highlights; Report of Independent Accountants; Financial
                                                 Statements; Performance Information
 4.  .........................................  Investment Objective and Policies; The Fund and Its Management, Cover
                                                 Page; Investment Restrictions; Prospectus Summary; Financial
                                                 Highlights
 5.  .........................................  The Fund and Its Management; Back Cover; Investment Objective and
                                                 Policies
 6.  .........................................  Dividends, Distributions and Taxes; Additional Information
 7.  .........................................  Purchase of Fund Shares; Shareholder Services; Prospectus Summary
 8.  .........................................  Redemptions and Repurchases; Shareholder Services
 9.  .........................................  Not Applicable

PART B                                                           STATEMENT OF ADDITIONAL INFORMATION
10.  .........................................  Cover Page
11.  .........................................  Table of Contents
12.  .........................................  The Fund and Its Management
13.  .........................................  Investment Practices and Policies; Investment Restrictions; Portfolio
                                                 Transactions and Brokerage
14.  .........................................  The Fund and Its Management; Trustees and Officers
15.  .........................................  The Fund and Its Management; Trustees and Officers
16.  .........................................  The Fund and Its Management; The Distributor; Shareholder Services;
                                                 Custodian and Transfer Agent; Independent Accountants
17.  .........................................  Portfolio Transactions and Brokerage
18.  .........................................  Shares of the Fund
19.  .........................................  The Distributor; Redemptions and Repurchases; Financial Statements;
                                                 Determination of Net Asset Value; Shareholder Services
20.  .........................................  Dividends, Distributions and Taxes; Financial Statements
21.  .........................................  The Distributor
22.  .........................................  Performance Information
23.  .........................................  Experts; Financial Statements

PART C

    Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

              PROSPECTUS
              JULY 28, 1997


              Dean Witter U.S. Government Securities Trust (the "Fund") is an open-end diversified management investment company whose investment objective is high current income consistent with safety of principal. The Fund offers a convenient and economical way for persons to invest in a professionally managed diversified portfolio of obligations issued or guaranteed by the U.S. Government or its instrumentalities. All such obligations are backed by the full faith and credit of the United States. No assurance can be given that the Fund's objective will be realized. Shares of the Fund are not sponsored, guaranteed, endorsed or insured by the U.S. Government or any agency thereof.


               The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Except as discussed herein, shares of the Fund held prior to July 28, 1997 have been designated Class B shares. See "Purchase of Fund Shares--Alternative Purchase Arrangements."



               This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated July 28, 1997, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.


     DEAN WITTER DISTRIBUTORS INC.
      DISTRIBUTOR

      TABLE OF CONTENTS


Prospectus Summary/2
Summary of Fund Expenses/4
Financial Highlights/6
The Fund and its Management/7
Investment Objective and Policies/7
  Risk Considerations/11
Purchase of Fund Shares/13
Shareholder Services/23
Redemptions and Repurchases/25
Dividends, Distributions and Taxes/26
Performance Information/27
Additional Information/28


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


    Dean Witter
    U.S. Government Securities Trust
    Two World Trade Center
    New York, New York 10048
    (212) 392-2550 or
    (800) 869-NEWS (toll-free)

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------


The              The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is
Fund             an open-end diversified management investment company investing in obligations issued or guaranteed by the U.S. Government.
----------------------------------------------------------------------------------------------------------
Shares Offered   Shares of beneficial interest with $0.01 par value (see page 28). The Fund offers four
                 Classes of shares, each with a different combination of sales charges, ongoing fees and other features (see pages 13-22).
----------------------------------------------------------------------------------------------------------
Minimum          The minimum initial investment for each Class is $1,000 ($100 if the account is opened
Purchase         through EasyInvestSM). Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares and concurrent investments in Class D shares of the Fund and other multiple class funds for which Dean Witter InterCapital Inc. serves as investment manager will be aggregated. The minimum subsequent investment is $100 (see page 13).
----------------------------------------------------------------------------------------------------------
Investment       The investment objective of the Fund is high current income consistent with safety of
Objective        principal.
----------------------------------------------------------------------------------------------------------
Investment       Dean Witter InterCapital Inc., the Investment Manager of the Fund, and its wholly-owned
Manager          subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 102 investment companies and other portfolios with assets of approximately $  billion at June 30, 1997 (see page 7).
----------------------------------------------------------------------------------------------------------
Management       The Investment Manager receives a monthly fee at the annual rate of 0.50% (1/2 of 1%) of
Fee              daily net assets, scaled down on assets over $1 billion. The fee should not be compared with fees paid by other investment companies without also considering applicable sales loads and distribution fees, including those noted below (see page 7).
----------------------------------------------------------------------------------------------------------
Distributor      Dean Witter Distributors Inc. (the "Distributor"). The Fund has adopted a distribution
and              plan pursuant to Rule 12b-1 under the Investment Company Act (the "12b-1 Plan") with
Distribution     respect to the distribution fees paid by the Class A, Class B and Class C shares of the
Fee              Fund to the Distributor. The entire 12b-1 fee payable by Class A and a portion of the
                 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of each of Class A and Class C and 0.20% of the average daily net assets of Class B is characterized as a service fee within the meaning of the National Association of
                 Securities Dealers, Inc. guidelines. The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see page 21).
----------------------------------------------------------------------------------------------------------
Alternative      Four classes of shares are offered:
Purchase
Arrangements     - Class A shares are offered with a front-end sales charge, starting at 4.25% and reduced for larger purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the
                 Distributor for specific expenses incurred in promoting the distribution of the Fund's
                 Class A shares pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.25% of average daily net assets of the
                 Class (see pages 13, 14 and 16).

                 - Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans.
                 Class B shares are also subject to a 12b-1 fee assessed at the annual rate of 0.75% (0.65%
                 on amounts over $10 billion) of the lesser of: (a) the average daily net sales of the
                 Fund's Class B shares or (b) the average daily net assets of Class B. All shares of the
                 Fund held prior to July 28, 1997 (other than the shares held by certain employee benefit plans established by Dean Witter Reynolds Inc. and its affiliate, SPS Transaction
                 Services, Inc.) have been designated Class B shares. Shares held by those employee benefit plans prior to July 28, 1997 have been designated Class D shares. Shares held before May
                 1, 1997 that have been designated Class B shares will convert to Class A shares in May,
                 2007. In all other instances, Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 13, 14 and 18).

                 - Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of 1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.75% of average daily net assets of the Class (see pages 13, 14 and 20).

                 - Class D shares are offered only to investors meeting an initial investment minimum of $5 million and to certain other limited categories of investors. Class D Shares are offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fee (see pages
                 13, 14 and 20).
----------------------------------------------------------------------------------------------------------
Dividends        Dividends from net investment income are declared daily and paid monthly and distributions
and              from net capital gains, if any, are paid at least once per year. The Fund may, however,
Capital Gains    determine to retain all or part of any net long-term capital gains in any year for
Distributions    reinvestment. Dividends and capital gains distributions paid on shares of a Class are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or CDSC (see page 27).
----------------------------------------------------------------------------------------------------------
Redemption       Shares are redeemable by the shareholder at net asset value less any applicable CDSC on
                 Class A, Class B or Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through EasyInvestSM, if after twelve months the shareholder has invested less than $1,000 in the account (see pages 25-26).
----------------------------------------------------------------------------------------------------------
Risks            The Fund invests only in obligations issued or guaranteed by the U.S. Government which are subject to minimal risk of loss of income and principal. It may engage in the purchase of such securities on a when-issued basis. The value of the Fund's portfolio securities, and therefore the Fund's net asset value per share, may increase or decrease due to various factors, principally changes in prevailing interest rates. Generally, a rise in interest rates will result in a decrease in the Fund's net asset value per share, while a drop in interest rates will result in an increase in the Fund's net asset value per share. In addition, the average life of certain of the securities held in the Fund's portfolio
                 (i.e., GNMA Certificates) may be shortened by prepayments or refinancings of the mortgage pools underlying such securities. Such prepayments may have an impact on dividends paid by the Fund (see pages 7-12).
----------------------------------------------------------------------------------------------------------


  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
                                   ELSEWHERE
       IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------


    The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are based on the expenses and fees for the fiscal year ended December 31, 1996.



                                                                                   CLASS A    CLASS B    CLASS C    CLASS D
                                                                                  ---------   -------   ---------   -------
SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)...   4.25%(1)    None      None        None
Sales Charge Imposed on Dividend Reinvestments..................................   None        None      None        None
Maximum Contingent Deferred Sales Charge (as a percentage of original purchase
  price or redemption proceeds).................................................   None(2)     5.00%(3)  1.00%(4)    None
Redemption Fees.................................................................   None        None      None        None
Exchange Fee....................................................................   None        None      None        None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
Management Fees.................................................................   0.42%       0.42%     0.42%       0.42%
12b-1 Fees (5) (6)..............................................................   0.25%       0.75%     0.75%       None
Other Expenses..................................................................   0.08%       0.08%     0.08%       0.08%
Total Fund Operating Expenses (7)...............................................   0.75%       1.25%     1.25%       0.50%


------------

(1) REDUCED   FOR  PURCHASES  OF  $25,000  AND   OVER  (SEE  "PURCHASE  OF  FUND
    SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").



(2) INVESTMENTS THAT ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE ARE SUBJECT TO A CDSC OF 1.00% THAT WILL BE IMPOSED ON REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE, EXCEPT FOR CERTAIN SPECIFIC CIRCUMSTANCES (SEE "PURCHASE OF FUND SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").



(3) THE CDSC IS SCALED DOWN ANNUALLY TO 1.00% DURING THE SIXTH YEAR, REACHING ZERO THEREAFTER.



(4) ONLY APPLICABLE TO REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE (SEE "PURCHASE OF FUND SHARES-- LEVEL LOAD ALTERNATIVE--CLASS C SHARES").



(5) THE 12b-1 FEE IS ACCRUED DAILY AND PAYABLE MONTHLY. THE ENTIRE 12b-1 FEE PAYABLE BY CLASS A AND A PORTION OF THE 12b-1 FEE PAYABLE BY EACH OF CLASS B AND CLASS C EQUAL TO 0.25% OF THE AVERAGE DAILY NET ASSETS OF EACH OF CLASS A AND CLASS C AND 0.20% OF THE AVERAGE DAILY NET ASSETS OF CLASS B IS CHARACTERIZED AS A SERVICE FEE WITHIN THE MEANING OF NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD") GUIDELINES AND IS A PAYMENT MADE FOR PERSONAL SERVICE AND/OR MAINTENANCE OF SHAREHOLDER ACCOUNTS. THE REMAINDER OF THE 12b-1 FEE, IF ANY, IS AN ASSET-BASED SALES CHARGE, AND IS A DISTRIBUTION FEE PAID TO THE DISTRIBUTOR TO COMPENSATE IT FOR THE SERVICES PROVIDED AND THE EXPENSES BORNE BY THE DISTRIBUTOR AND OTHERS IN THE DISTRIBUTION OF THE FUND'S SHARES (SEE "PURCHASE OF FUND SHARES--PLAN OF DISTRIBUTION").



(6) UPON CONVERSION OF CLASS B SHARES TO CLASS A SHARES, SUCH SHARES WILL BE SUBJECT TO THE LOWER 12b-1 FEE APPLICABLE TO CLASS A SHARES. NO SALES CHARGE IS IMPOSED AT THE TIME OF CONVERSION OF CLASS B SHARES TO CLASS A SHARES. CLASS C SHARES DO NOT HAVE A CONVERSION FEATURE AND, THEREFORE, ARE SUBJECT TO AN ONGOING 0.75% DISTRIBUTION FEE (SEE "PURCHASE OF FUND SHARES--ALTERNATIVE PURCHASE ARRANGEMENTS").



(7) THERE WERE NO OUTSTANDING SHARES OF CLASS A, CLASS C OR CLASS D PRIOR TO THE DATE OF THIS PROSPECTUS. ACCORDINGLY, "TOTAL FUND OPERATING EXPENSES," AS SHOWN ABOVE WITH RESPECT TO THOSE CLASSES, ARE BASED UPON THE SUM OF 12b-1 FEES, MANAGEMENT FEES AND ESTIMATED "OTHER EXPENSES."

--------------------------------------------------------------------------------


EXAMPLES                                                                         1 Year     3 Years    5 Years    10 Years
------------------------------------------------------------------------------  ---------  ---------  ---------  -----------
You would pay the following expenses on a $1,000 investment assuming (1) a 5%
annual return and (2) redemption at the end of each time period:
    Class A...................................................................  $      50  $      65  $      82   $     132
    Class B...................................................................  $      63  $      70  $      89   $     151
    Class C...................................................................  $      23  $      40  $      69   $     151
    Class D...................................................................  $       5  $      16  $      28   $      63

You would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
    Class A...................................................................  $      50  $      65  $      82   $     132
    Class B...................................................................  $      13  $      40  $      69   $     151
    Class C...................................................................  $      13  $      40  $      69   $     151
    Class D...................................................................  $       5  $      16  $      28   $      63



    THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.



    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Fund Shares -- Plan of Distribution" and "Redemptions and Repurchases."



    Long-term shareholders of Class B and Class C may pay more in sales charges and/or distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


    The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, the notes thereto and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund. All shares of the Fund held prior to July 28, 1997, other than the shares held by certain employee benefit plans established by Dean Witter Reynolds Inc. and its affiliate, SPS Transaction Services, Inc., have been designated Class B shares. Shares held by those employee benefit plans prior to July 28, 1997 have been designated Class D shares.


                                                            FOR THE YEAR ENDED DECEMBER 31,
                           -------------------------------------------------------------------------------------------------
                            1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
PER SHARE OPERATING
 PERFORMANCE:
  Net asset value,
   beginning of period...   $ 9.21    $ 8.41    $ 9.31    $ 9.30    $ 9.52    $ 9.37    $ 9.51    $ 9.42    $ 9.75    $10.33
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  Net investment
   income................     0.56      0.57      0.58      0.64      0.74      0.87      0.90      0.91      0.97      0.96
  Net realized and
   unrealized gain
   (loss)................    (0.29)     0.80     (0.90)     0.01     (0.22)     0.15     (0.14)     0.09     (0.33)    (0.58)
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  Total from investment
   operations............     0.27      1.37     (0.32)     0.65      0.52      1.02      0.76      1.00      0.64      0.38
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  Less dividends from net
   investment income.....    (0.56)    (0.57)    (0.58)    (0.64)    (0.74)    (0.87)    (0.90)    (0.91)    (0.97)    (0.96)
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  Net asset value, end of
   period................   $ 8.92    $ 9.21    $ 8.41    $ 9.31    $ 9.30    $ 9.52    $ 9.37    $ 9.51    $ 9.42    $ 9.75
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
TOTAL INVESTMENT
 RETURN+.................    3.16%    16.74%   (3.51)%     7.13%     5.76%    11.43%     8.49%    11.10%     6.74%     3.92%
  Ratios to average net
   assets:
    Expenses.............    1.25%     1.24%     1.22%     1.18%     1.20%     1.17%     1.23%     1.19%     1.21%     1.18%
    Net investment
     income..............    6.28%     6.44%     6.57%     6.78%     7.91%     9.23%     9.60%     9.62%    10.01%     9.63%
SUPPLEMENTAL DATA:
  Net assets, end of
   period, in millions...   $6,450    $7,955    $8,211   $12,235   $12,484   $11,736    $9,829   $10,167   $10,366   $10,418
  Portfolio turnover
   rate..................       8%       14%       26%       32%       40%      104%       54%       44%       15%       51%

-------------
+ DOES  NOT REFLECT THE DEDUCTION  OF SALES CHARGE. CALCULATED  BASED ON THE NET
  ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    Dean Witter U.S. Government Securities Trust (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund is a Trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on September 29, 1983.


    Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.



    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 102 investment companies, thirty of which are listed on the New York Stock Exchange, with combined total assets of approximately $ billion at June 30, 1997. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated
approximately $   billion at such date.


    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

    The Fund's Trustees review the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily at an annual rate of 0.50% of the daily net assets of the Fund up to $1 billion, scaled down at various asset levels to 0.30% on assets over $12.5 billion. For the fiscal year ended December 31, 1996, the Fund accrued total compensation to the Investment Manager amounting to 0.42% of the Fund's average daily net assets and the Fund's total expenses amounted to 1.25% of the Fund's average daily net assets.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

    The investment objective of the Fund is high current income consistent with safety of principal. This investment objective may not be changed without approval of the Fund's shareholders. The Fund seeks to achieve its objective by investing in obligations issued or guaranteed by the U.S. Government or its instrumentalities ("U.S. Government securities"). All such obligations are backed by the "full faith and credit" of the United States. Investments may be made in obligations of instrumentalities of the U.S. Government only where such obligations are guaranteed by the U.S. Government.
    U.S. Government securities include U.S. Treasury securities consisting of Treasury bills, Treasury notes and Treasury bonds. Some of the other U.S. Government securities in which the Fund may invest include securities of the Federal Housing Administration, the Government National Mortgage Association, the Department of Housing and Urban Development, the Export-Import Bank, the Farmers

Home Administration, the General Services Administration, the Maritime Administration, Resolution Funding Corporation and the Small Business Administration. The maturities of such securities usually range from three months to thirty years.

    The Fund is not limited as to the maturities of the U.S. Government securities in which it may invest, except that the Fund will not purchase zero coupon securities with remaining maturities of longer than ten years. For a discussion of the risks of investing in U.S. Government securities (including such securities purchased on a when-issued, delayed delivery or firm commitment basis and zero coupon securities), see "Risk Considerations" below.

    While the Fund has the ability to invest in any securities backed by the full faith and credit of the United States, it is currently anticipated that a substantial portion of the Fund's assets will be invested in Certificates of the Government National Mortgage Association (GNMA). Should market or economic conditions warrant, this policy is subject to change at any time at the discretion of the Investment Manager.

    DESCRIPTION OF GNMA CERTIFICATES GNMA Certificates are mortgage-backed securities. Each Certificate evidences an interest in a specific pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration (FHA) or guaranteed by the Veterans Administration (VA). Scheduled payments of principal and interest are made to the registered holders of GNMA Certificates. The GNMA Certificates that the Fund will invest in are of the modified pass-through type. GNMA guarantees the timely payment of monthly installments of principal and interest on modified pass-through certificates at the time such payments are due, whether or not such amounts are collected by the issuer on the underlying mortgages. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these GNMA Certificates.

    The average life of GNMA Certificates varies with the maturities of the underlying mortgage instruments with maximum maturities of 30 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments or refinancing of such mortgages or foreclosure. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, which has the effect of reducing future payments. Due to the GNMA guarantee, foreclosures impose no risk to investment principal. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates vary widely, it is not possible to accurately predict the average life of a particular pool. However, statistics indicate that the average life of the type of mortgages backing the majority of GNMA Certificates is approximately twelve years. For this reason, it is standard practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than twelve years, but typically not less than five years.

    The coupon rate of interest of GNMA Certificates is lower than the  interest
rate   paid  on  the  VA-guaranteed  or  FHA-insured  mortgages  underlying  the
Certificates, but only by the amount of the fees paid to GNMA and the issuer.

    Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Reinvestment by the Fund of prepayments may occur at higher or lower interest rates than the original investment. Historically, actual average life has been consistent with the twelve-year assumption referred to above. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificates. Interest on GNMA Certificates is paid monthly rather than semi-annually as for traditional bonds.

    The Fund will invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United States governmental or private lenders such as banks, broker-dealers and financing corporations and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by GNMA or other entities which securities are backed by the full faith and credit of the United States.

    Certificates for mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, "modified pass-through" instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

    ADJUSTABLE RATE MORTGAGE SECURITIES. The Fund may also invest in adjustable rate mortgage securities ("ARMs"), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

    ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

    COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES. Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. However, the Fund will only invest in CMOs which are backed by the full faith and credit of the United States.

    The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). REMICs include governmental and/ or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, there are no effects on the Fund from investing in CMOs issued by entities that have elected to be treated as REMICs, and all future references to CMOs shall also be deemed to include REMICs. The Fund may invest without limitation in CMOs.

    In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. Certain CMOs may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

    The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

    The Fund also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

    For a discussion of the risks of investing in mortgage-backed securities, see "Risk Considerations" below.

    The purchase or retention of stripped mortgage-backed securities, CMOs and REMICs investments will be made only in conformity with the provisions of
Section 703.5 of the National Credit Union

Administration Rules and Regulations, as such provisions became effective on December 2, 1991.

RISK CONSIDERATIONS

    The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities. Neither the value nor the yield of the U.S. Government securities invested in by the Fund (or the value or yield of the shares of the Fund) is guaranteed by the U.S. Government. Such values and yield will fluctuate with changes in prevailing interest rates and other factors.

    Generally, as prevailing interest rates rise, the value of the U.S. Government securities held by the Fund, and, concomitantly, the net asset value of the Fund's shares, will fall. Such securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. As noted above, except with regard to zero coupon securities, the Fund is not limited as to the maturities of the U.S. Government securities in which it may invest.

    RISKS OF MORTGAGE-BACKED SECURITIES. Mortgage-backed securities have certain different characteristics than traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a pre-payment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments may reduce, yield to maturity.

    Mortgage-backed securities, like all fixed-income securities, generally decrease in value as a result of increases in interest rates. In addition, although generally the value of fixed-income securities increases during periods of falling interest rates, mortgage-backed securities may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments. As discussed above under "Description of GNMA Certificates," the assumed average life of mortgages backing the majority of GNMA Certificates is twelve years. This average life is likely to be substantially shorter than the original maturity of the mortgage pools underlying the certificates, as a pool's duration may be shortened by unscheduled or early payments of principal on the underlying mortgages. As prepayment rates vary widely, it is not possible to accurately predict the average life of a particular pool.

    Although the extent of prepayments on a pool of mortgage loans depends on various factors, including the prevailing level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. If the Fund has purchased securities backed by pools containing mortgages whose yields exceed the prevailing interest rate, any premium paid for such securities may be lost. As a result, the net asset value of shares of the Fund and the Fund's ability to achieve its investment objective may be adversely affected by mortgage prepayments. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates.

    There are certain risks associated specifically with CMOs. A number of different factors, including the extent of prepayment of principal of the Mortgage Assets, affect the availability of cash for principal payments by the CMO issuer on any payment date and, accordingly, affect the timing of principal payments on each CMO class.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place between one month and 120 days after the date of the commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

    ZERO COUPON SECURITIES. A portion of the U.S. Government securities purchased by the Fund may be zero coupon securities with maturity dates in each case no later than ten years from the settlement date for the purchase of such security. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

    For additional risk disclosure, please refer to the discussion of specific investments above in "Investment Objective and Policies."
                              -------------------


    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Fund.


PORTFOLIO TRADING


    The Fund is managed within InterCapital's Taxable Fixed-Income Group, which manages twenty-five funds and fund portfolios, with approximately $ billion in assets at June 30, 1997. Rajesh K. Gupta, Senior Vice President of InterCapital and a member of InterCapital's Taxable Fixed-Income Group, has been the primary portfolio manager of the Fund since July, 1992 and has been managing portfolios comprised of government securities at InterCapital for over five years.

    Although the Fund does not intend to engage in short-term trading of portfolio securities as a means of achieving its investment objective, it may sell portfolio securities without regard to the length of time they have been held whenever such sale will in the Investment Manager's opinion strengthen the Fund's position and contribute to its investment objective. The portfolio trading engaged in by the Fund may result in its portfolio turnover rate exceeding 100%. Brokerage commissions are not normally charged on the purchase or sale of U.S. Government obligations, but such transactions may involve costs in the form of spreads between bid and asked prices. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------


    The Fund offers each Class of its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers which have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.



    The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million, and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrangements-- Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.



    The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares and concurrent investments in Class D shares of the Fund and other multiple class funds for which InterCapital serves as investment manager ("Dean Witter Multi-Class Funds") will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter U.S. Government Securities Trust, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase, in the case of investments through EasyInvest, an automatic purchase plan (see "Share-holder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless requested by the shareholder in writing to the Transfer Agent.



    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment generally is due on or before the third business day (settlement date) after the order is placed with the Distributor. Shares of the Fund purchased through the Distributor are entitled to dividends beginning on the next business day following settlement date. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds where payment is made prior thereto. Shares purchased through the Transfer Agent are entitled to dividends beginning on the next business day following receipt of an order. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive capital gains distributions if their order is received by the close of business on the day prior to the record date for such distributions (see "Redemptions and Repurchases"). Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.



ALTERNATIVE PURCHASE ARRANGEMENTS


    The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).



    Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."



    Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.



    CLASS A SHARES. Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."


    CLASS B SHARES. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 0.75% (0.65% on amounts over $10 billion) of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.


    After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."


    CLASS C SHARES. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 0.75% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."


    CLASS D SHARES. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."


    SELECTING A PARTICULAR CLASS. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:


    The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.


    Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 0.75% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.


    For the purpose of meeting the $5 million minimum investment amount for Class D shares, holdings of Class A shares in all Dean Witter Multi-Class Funds, and holdings of shares of "Exchange Funds" (see "Shareholder Services -- Exchange Privilege") for which Class A shares have been exchanged, will be included together with the current investment amount.


    Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

    Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:



                                         CONVERSION
  CLASS     SALES CHARGE    12b-1 FEE      FEATURE
    A      Maximum 4.25%      0.25%          No
           initial sales
           charge reduced
           for purchases
           of $25,000 and
           over; shares
           sold without an
           initial sales
           charge
           generally
           subject to a
           1.0% CDSC
           during first
           year.
    B      Maximum 5.0%     0.75%       B shares
           CDSC during the  (0.65% on   convert to A
           first year       amounts     shares
           decreasing to 0  over $10    automatically
           after six years  billion)    after
                                        approximately
                                        ten years
    C      1.0% CDSC          0.75%          No
           during first
           year
    D           None           None          No



    See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.



INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES



    Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.



    The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:



                                          SALES CHARGE
                           ------------------------------------------
                              PERCENTAGE OF          APPROXIMATE
    AMOUNT OF SINGLE         PUBLIC OFFERING    PERCENTAGE OF AMOUNT
       TRANSACTION                PRICE               INVESTED
-------------------------  -------------------  ---------------------
Less than $25,000........           4.25%                 4.44%
$25,000 but less
     than $50,000........           4.00%                 4.17%
$50,000 but less
     than $100,000.......           3.50%                 3.63%
$100,000 but less
     than $250,000.......           2.75%                 2.83%
$250,000 but less
     than $1 million.....           1.75%                 1.78%
$1 million and over......              0                     0



    Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.



    The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.



    RIGHT OF ACCUMULATION. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with Class A and Class D shares of other Dean Witter Multi-Class Funds previously acquired which are held at the time of such transaction, amounts to $25,000 or more. If such person has a cumulative net asset value of Class A and Class D shares equal to at least $5 million, such person is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative--Class D Shares" below.



    The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.



    LETTER OF INTENT. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or Class A shares of other Dean Witter Multi-Class Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of other Dean Witter Multi-Class Funds or shares of "Exchange Funds" (see "Shareholder Services--Exchange Privilege") acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.



    ADDITIONAL NET ASSET VALUE PURCHASE OPTIONS. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:



   (1) trusts for which Dean Witter Trust Company ("DWTC") or Dean Witter Trust FSB ("DWTFSB") (each of which is an affiliate of the Investment Manager) provides discretionary trustee services;



   (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees and restrictions on transferability of Fund shares);



   (3) retirement plans qualified under Section 401(k) of the Internal Revenue Code ("401(k) plans") and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code with at least 200 eligible employees and for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper;



   (4) 401(k) plans and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees;



   (5) investors who are clients of a Dean Witter account executive who joined Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the account executive's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and



   (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.



    No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.



    For further information concerning purchases of the Fund's shares, contact DWR or another Selected Broker-Dealer or consult the Statement of Additional Information.



CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE-- CLASS B SHARES



    Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 0.75% (0.65% on amounts over $10 billion) of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.



    Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:



           YEAR SINCE
            PURCHASE               CDSC AS A PERCENTAGE OF
          PAYMENT MADE                 AMOUNT REDEEMED
---------------------------------  -----------------------
First............................              5.0%
Second...........................              4.0%
Third............................              3.0%
Fourth...........................              2.0%
Fifth............................              2.0%
Sixth............................              1.0%
Seventh and thereafter...........              None



    In the case of Class B shares of the Fund held by 401 (k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper and whose accounts are opened on or after July 28, 1997, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:



           YEAR SINCE
            PURCHASE               CDSC AS A PERCENTAGE OF
          PAYMENT MADE                 AMOUNT REDEEMED
---------------------------------  -----------------------
First............................              2.0%
Second...........................              2.0%
Third............................              1.0%
Fourth and thereafter............              None



    CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption; and
(iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of other open-end investment companies for which InterCapital serves as investment manager (collectively, with the Fund, the "Dean Witter Funds") sold with a front-end sales charge or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.



    In addition, the CDSC, if otherwise applicable, will be waived in the case of:



   (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (A) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (B) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;



   (2) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial
Account following attainment of age 59 1/2; or (c) a tax-free return of an excess contribution to an IRA; and



   (3) all redemptions of shares held for the benefit of a participant in a 401(k) plan or other employer-sponsored plan qualified under Section 401(a) of the Internal Revenue Code which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper ("Eligible Plan"), provided that either: (A) the plan continues to be an Eligible Plan after the redemption; or (B) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.



    With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.



    CONVERSION TO CLASS A SHARES. All shares of the Fund held prior to July 28, 1997 (other than shares held by certain employee benefit plans established by DWR and its affiliate, SPS Transaction Services, Inc.) have been designated Class B shares. Shares held before May 1, 1997 that have been designated Class B shares will convert to Class A shares in May, 2007. In all other instances Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a 401(k) plan or other employer-sponsored plan qualified under Section 401(a) of the Internal Revenue Code and for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.



    If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.



    Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.



    Class B shares purchased before July 28, 1997 by trusts for which DWTC or DWTFSB provides discretionary trustee services will convert to Class A shares on or about August 29, 1997. The CDSC will not be applicable to such shares.



LEVEL LOAD ALTERNATIVE--CLASS C SHARES



    Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 0.75% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.



NO LOAD ALTERNATIVE--CLASS D SHARES



    Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million and the following categories of investors: (i) investors participating in the InterCapital mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (subject to all of the terms and conditions of such programs, which may include termination fees and restrictions on transferability of Fund shares); (iii) 401(k) plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees; (iv) certain Unit Investment Trusts sponsored by DWR; and (v) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

Shares  of the  Fund held by  the employee  benefit plans referred  to in clause
(iii) above prior to July 28, 1997 have been designated Class D shares. Investors who require a $5 million minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million minimum investment amount, holdings of Class A shares in all Dean Witter Multi-Class Funds, and holdings of shares of "Exchange Funds" (see "Shareholder Services -- Exchange Privilege") for which Class A shares have been exchanged, will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.



PLAN OF DISTRIBUTION



    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 0.75% (0.65% on amounts over $10 billion) of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.20% and 0.25% of the average daily net assets of each of these Classes, respectively, is characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.



    Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.



    For the fiscal year ended December 31, 1996, Class B shares of the Fund accrued payments under the Plan amounting to $53,189,389, which amount is equal to 0.75% of the Fund's average daily net assets for the fiscal year. The payments accrued under the Plan were calculated pursuant to clause (b) of the compensation formula under the Plan. All shares held prior to July 28, 1997 (other than shares held by certain employee benefit plans established by DWR and its affiliate, SPS Transaction Services, Inc.) have been designated Class B shares.



    In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of contingent deferred sales charges paid by investors upon the redemption of

Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $68,120,003 at December 31, 1996, which was equal to 1.06% of the net assets of the Fund on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.



    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.75% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to account executives at the time of sale may be reimbursed in the subsequent calendar year. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.



DETERMINATION OF NET ASSET VALUE



    The net asset value per share is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.


    In the calculation of the Fund's net asset value: (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the bid price; (2) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Trustees (valuation of securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (3) short-term instruments having a maturity date of more than sixty days are valued on a "mark-to-market" basis, that is, at prices based on market quotations for securities of similar type, yield, quality and maturity, until sixty days prior to maturity and thereafter at amortized cost. Short-term instruments having a maturity date of sixty days or less at the time of purchase are valued at amortized cost unless the Board of Trustees determines this does not represent fair market value.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other Dean Witter Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases"). Such dividends and distributions will be paid, at the net asset value per share, in shares of the applicable Class of the Fund (or in cash if the shareholder so requests) on the monthly payment date, which generally will be no later than the last business day of the month for which the dividend or distribution is payable. Processing of dividend checks begins immediately following the monthly payment date. Shareholders who have requested to receive dividends in cash will normally receive their monthly dividend check during the first ten days of the following month.



    INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases.")



    EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").



    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (See "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount. Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.


    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

    TAX SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information regarding plan administration, custodial fees and other details, investors should contact their account executive or the Transfer Agent.


EXCHANGE PRIVILEGE



    Shares of each Class may be exchanged for shares of the same Class of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term

Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc., Dean Witter High Income Securities and Dean Witter National Municipal Trust, which are Dean Witter Funds offered with a CDSC ("CDSC Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.



    An exchange to another Dean Witter Multi-Class Fund, any FSC Fund, any CDSC Fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following day. Subsequent exchanges between any of the money market funds and any of the Dean Witter Multi-Class Funds, FSC Funds or CDSC Funds or any Exchange Fund that is not a money market fund can be effected on the same basis.



    No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Dean Witter Multi-Class Fund or shares of a CDSC Fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or shares of a CDSC fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Dean Witter Multi-Class Fund or in shares of a CDSC fund (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.) Class B shares of the Fund acquired in exchange for Class B shares of another Dean
Witter Multi-Class Fund or shares of a CDSC Fund having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.



    ADDITIONAL INFORMATION REGARDING EXCHANGES. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/ or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.


    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of Shares and any other conditions imposed by each fund. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.


    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the

Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

    The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about the Exchange Privilege.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------


    REDEMPTION. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is



required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional information required by the Transfer Agent.


    REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer reduced by any applicable CDSC.


    The CDSC, if any, will be the only fee imposed by the Fund, the Distributor, DWR or other Selected Broker-Dealers. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.


    REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at their net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such redemption or repurchase.



    INVOLUNTARY REDEMPTION. The Fund reserves the right, on sixty days' notice, to redeem, at their net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under
Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100, or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvest, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder sixty days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.


DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


    DIVIDENDS AND DISTRIBUTIONS. The Fund declares dividends separately for each Class of shares from net investment income on each day the New York Stock Exchange is open for business to shareholders of record as of the close of business the preceding business day. The amount of dividend may fluctuate from day to day. Such dividends are paid monthly. The Fund intends to distribute substantially all of its net investment income on an annual basis.

    The Fund may distribute quarterly net realized short-term capital gains, if any, in excess of any net realized long-term capital losses. The Fund intends to distribute dividends from net long-term capital gains, if any, at least once each year. The Fund may, however, elect to retain all or a portion of any net long-term capital gains in any year for reinvestment. Also, the Fund may at times make payments from sources other than income or net capital gains. Payments from such sources would, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments would not be taxable to shareholders.


    All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends or all dividends and distributions be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro-rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions".)


    TAXES. Because the Fund intends to distribute substantially all of its net investment income and net short-term capital gains to shareholders and continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax on such income and capital gains.

    Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any applicable state and/or local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income and net short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the corporate dividends received deduction.

    After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to accuracy.

    The foregoing discussion relates solely to the federal income tax consequences of an investment in the Fund. Distributions may also be subject to state and local taxes; therefore, each shareholder is advised to consult his or her own tax adviser.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


    From time to time the Fund may quote its "yield" and/or its"total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of each Class of the Fund is computed by dividing the Class's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Fund's yield for each Class.



    The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over periods of one, five and ten years. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class and all sales charges which would be incurred by redeeming shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.



    In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the CDSC which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


    VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.


    The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees or by the shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the

Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.


    MASTER/FEEDER CONVERSION. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.


    SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

                        THE DEAN WITTER FAMILY OF FUNDS


MONEY MARKET FUNDS                                  FIXED-INCOME FUNDS
Dean Witter Liquid Asset Fund Inc.                  Dean Witter High Yield Securities Inc.
Dean Witter Tax-Free Daily Income Trust             Dean Witter Tax-Exempt Securities Trust
Dean Witter New York Municipal Money Market Trust   Dean Witter U.S. Government Securities Trust
Dean Witter California Tax-Free Daily Income Trust  Dean Witter California Tax-Free Income Fund
Dean Witter U.S. Government Money Market Trust      Dean Witter New York Tax-Free Income Fund
EQUITY FUNDS                                        Dean Witter Convertible Securities Trust
Dean Witter American Value Fund                     Dean Witter Federal Securities Trust
Dean Witter Natural Resource Development            Dean Witter World Wide Income Trust
 Securities Inc.                                    Dean Witter Intermediate Income Securities
Dean Witter Dividend Growth Securities Inc.         Dean Witter Global Short-Term Income Fund Inc.
Dean Witter Developing Growth Securities Trust      Dean Witter Multi-State Municipal Series Trust
Dean Witter World Wide Investment Trust             Dean Witter Short-Term U.S. Treasury Trust
Dean Witter Value-Added Market Series               Dean Witter Diversified Income Trust
Dean Witter Utilities Fund                          Dean Witter Limited Term Municipal Trust
Dean Witter Precious Metals and Minerals Trust      Dean Witter Short-Term Bond Fund
Dean Witter Capital Growth Securities               Dean Witter High Income Securities
Dean Witter European Growth Fund Inc.               Dean Witter National Municipal Trust
Dean Witter Pacific Growth Fund Inc.                Dean Witter Balanced Income Fund
Dean Witter Health Sciences Trust                   Dean Witter Hawaii Municipal Trust
Dean Witter Global Dividend Growth Securities       Dean Witter Intermediate Term U.S. Treasury
Dean Witter Global Utilities Fund                   Trust
Dean Witter International SmallCap Fund             DEAN WITTER RETIREMENT SERIES
Dean Witter Mid-Cap Growth Fund                     Liquid Asset Series
Dean Witter Balanced Growth Fund                    U.S. Government Money Market Series
Dean Witter Capital Appreciation Fund               U.S. Government Securities Series
Dean Witter Information Fund                        Intermediate Income Securities Series
Dean Witter Special Value Fund                      American Value Series
Dean Witter Financial Services Trust                Capital Growth Series
Dean Witter Market Leader Trust                     Dividend Growth Series
ASSET ALLOCATION FUNDS                              Strategist Series
Dean Witter Strategist Fund                         Utilities Series
Dean Witter Global Asset Allocation Fund            Value-Added Market Series
ACTIVE ASSETS ACCOUNT PROGRAM                       Global Equity Series
Active Assets Money Trust
Active Assets Tax-Free Trust
Active Assets Government Securities Trust
Active Assets California Tax-Free Trust

Dean Witter
U.S. Government Securities Trust
                                    Dean Witter
Two World Trade Center
New York, New York 10048
TRUSTEES                            U.S. Government
Michael Bozic                       Securities
Charles A. Fiumefreddo              Trust
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder
OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive
Officer
Barry Fink
Vice President, Secretary and
General Counsel
Rajesh K. Gupta
Vice President
Thomas F. Caloia
Treasurer
CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286
TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
INVESTMENT MANAGER>
Dean Witter InterCapital Inc.
                                            PROSPECTUS -- JULY 28, 1997

STATEMENT OF ADDITIONAL INFORMATION


JULY 28, 1997                                                         DEAN WITTER
                                                                    U.S. GOVERNMENT
                                                                    SECURITIES TRUST


--------------------------------------------------------------------------------

    Dean Witter U.S. Government Securities Trust (the "Fund") is an open-end diversified management investment company whose investment objective is to provide high current income consistent with safety of principal. The Fund invests only in obligations issued or guaranteed by the U.S. Government or its instrumentalities. All such obligations are backed by the full faith and credit of the United States Government.


    A Prospectus for the Fund dated July 28, 1997, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at its address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.


Dean Witter
U.S. Government Securities Trust
Two World Trade Center
New York, New York 10048
(212) 392-2550 or (800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


The Fund and its Management............................................................          3

Trustees and Officers..................................................................          7

Investment Practices and Policies......................................................         13

Investment Restrictions................................................................         14

Portfolio Transactions and Brokerage...................................................         14

The Distributor........................................................................         16

Determination of Net Asset Value.......................................................         20

Purchase of Fund Shares................................................................         20

Shareholder Services...................................................................         23

Redemptions and Repurchases............................................................         27

Dividends, Distributions and Taxes.....................................................         28

Performance Information................................................................         30

Description of Shares of the Fund......................................................         31

Custodian and Transfer Agent...........................................................         31

Independent Accountants................................................................         32

Reports to Shareholders................................................................         32

Legal Counsel..........................................................................         32

Experts................................................................................         32

Registration Statement.................................................................         32

Report of Independent Accountants......................................................         33

Financial Statements -- December 31, 1996..............................................         34

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

THE FUND

    The Fund is a Trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on September 29, 1983.

THE INVESTMENT MANAGER


    Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund and research relating to the Fund's portfolio are conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to periodic review by the Fund's Board of Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."


    The Investment Manager is the investment manager or investment adviser of the following investment companies:

OPEN-END FUNDS


       1.  Active Assets California Tax-Free Trust
       2.  Active Assets Government Securities
            Trust
       3.  Active Assets Money Trust
       4.  Active Assets Tax-Free Trust
       5.  Dean Witter American Value Fund
       6.  Dean Witter Balanced Growth Fund
       7.  Dean Witter Balanced Income Fund
       8.  Dean Witter California Tax-Free Daily
            Income Trust
       9.  Dean Witter California Tax-Free Income
            Fund
      10.  Dean Witter Capital Appreciation Fund
      11.  Dean Witter Capital Growth Securities
      12.  Dean Witter Convertible Securities Trust
      13.  Dean Witter Developing Growth Securities
            Trust
      14.  Dean Witter Diversified Income Trust
      15.  Dean Witter Dividend Growth Securities
            Inc.
      16.  Dean Witter European Growth Fund Inc.
      17.  Dean Witter Federal Securities Trust
      18.  Dean Witter Financial Services Trust
      19.  Dean Witter Global Asset Allocation Fund
      20.  Dean Witter Global Dividend Growth
            Securities
      21.  Dean Witter Global Short-Term Income
            Fund Inc.
      22.  Dean Witter Global Utilities Fund
      23.  Dean Witter Hawaii Municipal Trust
      24.  Dean Witter Health Sciences Trust
      25.  Dean Witter High Income Securities
      26.  Dean Witter High Yield Securities Inc.
      27.  Dean Witter Income Builder Fund
      28.  Dean Witter Information Fund
      29.  Dean Witter Intermediate Income
            Securities
      30.  Dean Witter Intermediate Term U.S.
            Treasury Trust
      31.  Dean Witter International SmallCap Fund
      32.  Dean Witter Japan Fund
      33.  Dean Witter Limited Term Municipal Trust
      34.  Dean Witter Liquid Asset Fund Inc.
      35.  Dean Witter Market Leader Trust
      36.  Dean Witter Mid-Cap Growth Fund
      37.  Dean Witter Multi-State Municipal Series
            Trust
      38.  Dean Witter National Municipal Trust
      39.  Dean Witter Natural Resource Development
            Securities Inc.
      40.  Dean Witter New York Municipal Money
            Market Trust
      41.  Dean Witter New York Tax-Free Income
            Fund
      42.  Dean Witter Pacific Growth Fund Inc.
      43.  Dean Witter Precious Metals and Minerals
            Trust
      44.  Dean Witter Retirement Series

      45.  Dean Witter Select Dimensions Investment
            Series
      46.  Dean Witter Select Municipal
            Reinvestment Fund
      47.  Dean Witter Short-Term Bond Fund
      48.  Dean Witter Short-Term U.S. Treasury
            Trust
      49.  Dean Witter Special Value Fund
      50.  Dean Witter Strategist Fund
      51.  Dean Witter Tax-Exempt Securities Trust
      52.  Dean Witter Tax-Free Daily Income Trust
      53.  Dean Witter U.S. Government Money Market
            Trust
      54.  Dean Witter U.S. Government Securities
            Trust
      55.  Dean Witter Utilities Fund
      56.  Dean Witter Value-Added Market Series
      57.  Dean Witter Variable Investment Series
      58.  Dean Witter World Wide Income Trust
      59.  Dean Witter World Wide Investment Trust


CLOSED-END FUNDS


       1.  High Income Advantage Trust
       2.  High Income Advantage Trust II
       3.  High Income Advantage Trust III
       4.  InterCapital Income Securities Inc.
       5.  Dean Witter Government Income Trust
       6.  InterCapital Insured Municipal Bond
            Trust
       7.  InterCapital Insured Municipal Trust
       8.  InterCapital Insured Municipal Income
            Trust
       9.  InterCapital California Insured
            Municipal Income Trust
      10.  InterCapital Insured Municipal
            Securities
      11.  InterCapital Insured California
            Municipal Securities
      12.  InterCapital Quality Municipal
            Investment Trust
      13.  InterCapital Quality Municipal Income
            Trust
      14.  InterCapital Quality Municipal
            Securities
      15.  InterCapital California Quality
            Municipal Securities
      16.  InterCapital New York Quality Municipal
            Securities
      17.  Municipal Income Trust
      18.  Municipal Income Trust II
      19.  Municipal Income Trust III
      20.  Municipal Income Opportunities Trust
      21.  Municipal Income Opportunities II
      22.  Municipal Income Opportunities III
      23.  Prime Income Trust
      24.  Municipal Premium Income Trust


    The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds.

    In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following companies for which TCW Funds Management, Inc. is the investment adviser (the "TCW/DW Funds"):


OPEN-END FUNDS
       1.  TCW/DW Core Equity Trust
       2.  TCW/DW North American Government Income
            Trust
       3.  TCW/DW Latin American Growth Fund
       4.  TCW/DW Income and Growth Fund
       5.  TCW/DW Small Cap Growth Fund
       6.  TCW/DW Balanced Fund
       7.  TCW/DW Mid-Cap Equity Trust
       8.  TCW/DW Global Telecom Trust
       9.  TCW/DW Strategic Income Trust

CLOSED-END FUNDS
      10.  TCW/DW Term Trust 2000
      11.  TCW/DW Term Trust 2002
      12.  TCW/DW Term Trust 2003
      13.  TCW/DW Total Return Trust
      14.  TCW/DW Emerging Markets Opportunities
            Trust


    InterCapital also serves as: (i) sub-adviser to Templeton Global Opportunities Trust, an open-end investment company; (ii) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; and (iii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies.

    Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective and policies.

    Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, DWSC began to provide the administrative services to the Fund which were previously performed directly by InterCapital. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital and DWSC on that date. The foregoing internal reorganizations did not result in any change in the nature or scope of the administrative services being provided to the Fund or any of the fees being paid by the Fund for the overall services being performed under the terms of the existing Management Agreement.


    Expenses not expressly assumed by the Investment Manager under the Agreement or by the Distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor") (see "The Distributor"), will be paid by the Fund. These expenses will be allocated among the four classes of shares of the Fund (each, a "Class") pro rata based on the net assets of the Fund attributable to each Class, except as described below. The expenses borne by the Fund include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (the "12b-1 fee") (see "The Distributor"); charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.


    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the Fund's daily net assets pursuant to the Agreement:
0.50% of the portion of such daily net assets not exceeding $1 billion; 0.475% of the portion of such daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.45% of the portion of such daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.425% of the portion of such daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.40% of that portion of such daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.375% of that portion of such daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.35% of that portion of such daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.325% of that portion of such daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.30% of that portion of such daily net assets exceeding $12.5 billion. For the fiscal years ended December 31, 1994, 1995 and 1996, the Fund accrued to the Investment Manager total compensation of $40,553,081, $33,295,918 and $29,579,546, respectively.

    The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement does not restrict the Investment Manager from acting as investment manager or adviser to others.


    The Agreement was initially approved by the Trustees on February 21, 1997 and by the shareholders of the Fund at a Special Meeting of Shareholders held on May 21, 1997. The Agreement is substantially identical to a prior investment management agreement which was initially approved by the Trustees on October 30, 1992 and by the shareholders of the Fund at a Special Meeting of Shareholders held on January 12, 1993. The Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Agreement may be terminated at any time, without penalty, on thirty days' notice by the Board of Trustees of the Fund, by the holders of a majority, as defined in the Investment Company Act of 1940 (the "Act"), of the outstanding shares of the Fund, or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).



    Under its terms, the Agreement has an initial term ending April 30, 1999 and will remain in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority (as defined in the Act) of the outstanding shares of the Fund, or by the Board of Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval.


    The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use or, at any time, permit others to use, the name "Dean Witter." The Fund has also agreed that in the event the Agreement is terminated, or if the affiliation between InterCapital and its parent company is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


    The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital and with the 83 Dean Witter Funds and the 14 TCW/DW Funds are shown below.



   NAME, AGE, POSITION WITH FUND AND
                ADDRESS                                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
----------------------------------------  ----------------------------------------------------------------------
Michael Bozic (56)                        Chairman  and Chief Executive Officer  of Levitz Furniture Corporation
Trustee                                   (since November, 1995); Director or Trustee of the Dean Witter  Funds;
c/o Levitz Furniture Corporation          formerly  President and  Chief Executive  Officer of  Hills Department
6111 Broken Sound Parkway, N.W.           Stores (May,  1991-July,  1995); formerly  variously  Chairman,  Chief
Boca Raton, Florida                       Executive   Officer,  and   President  and   Chief  Operating  Officer
                                          (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and  Co.;
                                          Director  of  Eaglemark  Financial Services,  Inc.,  the  United Negro
                                          College Fund and Weirton Steel Corporation.

Charles A. Fiumefreddo* (64)              Chairman, Chief Executive Officer  and Director of InterCapital,  DWSC
Chairman of the Board, President,         and  Distributors;  Executive  Vice  President  and  Director  of DWR;
Chief Executive Officer and Trustee       Chairman, Director or Trustee,  President and Chief Executive  Officer
Two World Trade Center                    of  the  Dean  Witter  Funds; Chairman,  Chief  Executive  Officer and
New York, New York                        Trustee of  the TCW/DW  Funds; Chairman  and Director  of Dean  Witter
                                          Trust  Company  ("DWTC");  Director and/or  officer  of  various MSDWD subsidiaries; formerly Executive Vice  President and Director of  Dean
                                          Witter, Discover & Co. (until February, 1993).

Edwin J. Garn (64)                        Director  or Trustee of the Dean  Witter Funds; formerly United States
Trustee                                   Senator (R-Utah) (1974-1992)  and Chairman,  Senate Banking  Committee
c/o Huntsman Chemical Corporation         (1980-1986);  formerly  Mayor  of Salt  Lake  City,  Utah (1971-1974);
500 Huntsman Way                          formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985);  Vice
Salt Lake City, Utah                      Chairman,   Huntsman  Chemical  Corporation   (since  January,  1993);
                                          Director of Franklin  Quest (time management  systems) and John  Alden
                                          Financial  Corp. (health  insurance); Member  of the  board of various civic and charitable organizations.

John R. Haire (72)                        Chairman of the Audit Committee and  Chairman of the Committee of  the
Trustee                                   Independent  Directors or Trustees and Director or Trustee of the Dean
Two World Trade Center                    Witter Funds;  Chairman of  the Audit  Committee and  Chairman of  the
New York, New York                        Committee of the Independent Trustees and Trustee of the TCW/DW Funds;
                                          formerly  President,  Council  for Aid  to  Education  (1978-1989) and
                                          Chairman  and  Chief  Executive  Officer  of  Anchor  Corporation,  an
                                          Investment   Adviser  (1964-1978);  Director  of  Washington  National
                                          Corporation (insurance).

   NAME, AGE, POSITION WITH FUND AND
                ADDRESS                                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
----------------------------------------  ----------------------------------------------------------------------
Wayne E. Hedien** (63)                    Retired; Director or Trustee of  the Dean Witter Funds (commencing  on
Trustee                                   September  1, 1997); Director of The PMI Group, Inc. (private mortgage
c/o Gordon Altman Butowsky                insurance); Trustee and Vice Chairman  of The Field Museum of  Natural
 Weitzen Shalov & Wein                    History;  formerly associated with the Allstate Companies (1966-1994),
Counsel to the Independent Trustees       most  recently  as  Chairman  of  The  Allstate  Corporation   (March,
114 West 47th Street                      1993-December,  1994) and Chairman and  Chief Executive Officer of its
New York, New York                        wholly-owned   subsidiary,   Allstate    Insurance   Company    (July,
                                          1989-December,   1994);  director   of  various   other  business  and
                                          charitable organizations.

Dr. Manuel H. Johnson (48)                Senior Partner, Johnson Smick International, Inc., a consulting  firm;
Trustee                                   Co-Chairman  and a  founder of  the Group  of Seven  Council (G7C), an
c/o Johnson Smick International, Inc.     international economic  commission; Director  or Trustee  of the  Dean
1133 Connecticut Avenue, N.W.             Witter  Funds; Trustee of the TCW/DW  Funds; Director of NASDAQ (since
Washington, DC                            June,   1995);   Director   of   Greenwich   Capital   Markets,   Inc.
                                          (broker-dealer);   Trustee  of  the  Financial  Accounting  Foundation
                                          (oversight organization of the Financial Accounting Standards  Board);
                                          formerly  Vice  Chairman  of the  Board  of Governors  of  the Federal
                                          Reserve  System  (1986-1990)  and  Assistant  Secretary  of  the  U.S.
                                          Treasury (1982-1986).

Michael E. Nugent (61)                    General   Partner,   Triumph  Capital,   LP.,  a   private  investment
Trustee                                   partnership; Director or Trustee of the Dean Witter Funds; Trustee  of
c/o Triumph Capital, L.P.                 the  TCW/DW Funds; formerly Vice  President, Bankers Trust Company and
237 Park Avenue                           BT Capital  Corporation  (1984-1988);  Director  of  various  business
New York, New York                        organizations.

Philip J. Purcell* (53)                   Chairman  of the  Board of  Directors and  Chief Executive  Officer of
Trustee                                   MSDWD, DWR and Novus Credit  Services Inc.; Director of  InterCapital,
Two World Trade Center                    DWSC  and Distributors; Director or Trustee  of the Dean Witter Funds;
New York, New York                        Director and/or officer of various MSDWD subsidiaries.

John L. Schroeder (66)                    Retired; Director or Trustee of the Dean Witter Funds; Trustee of  the
Trustee                                   TCW/DW   Funds;  Director  of  Citizens  Utilities  Company;  formerly
c/o Gordon Altman Butowsky                Executive Vice  President and  Chief Investment  Officer of  the  Home
 Weitzen Shalov & Wein                    Insurance Company (August, 1991-September, 1995).
Counsel to the Independent Trustees
114 West 47th Street
New York, New York

   NAME, AGE, POSITION WITH FUND AND
                ADDRESS                                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
----------------------------------------  ----------------------------------------------------------------------
Barry Fink (42)                           Senior  Vice President (since  March, 1997) and  Secretary and General
Vice President, Secretary                 Counsel (since February, 1997) of  InterCapital and DWSC; Senior  Vice
  and General Counsel                     President  (since March,  1997) and Assistant  Secretary and Assistant
Two World Trade Center                    General Counsel  (since  February, 1997)  of  Distributors;  Assistant
New York, New York                        Secretary  of DWR (since August,  1996); Vice President, Secretary and
                                          General Counsel of the Dean Witter Funds and the TCW/ DW Funds  (since
                                          February, 1997); previously First Vice President (June, 1993-February,
                                          1997),  Vice President (until June,  1993) and Assistant Secretary and
                                          Assistant General  Counsel  of  InterCapital and  DWSC  and  Assistant
                                          Secretary of the Dean Witter Funds and the TCW/DW Funds.

Rajesh K. Gupta (37)                      Senior  Vice President of InterCapital; Vice President of various Dean
Vice President                            Witter Funds.
Two World Trade Center
New York, New York

Thomas F. Caloia (51)                     First Vice President and Assistant Treasurer of InterCapital and DWSC;
Treasurer                                 Treasurer of the Dean Witter Funds and the TCW/DW Funds.
Two World Trade Center
New York, New York


------------

 *Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.


**Mr. Hedien's term as Trustee will commence on September 1, 1997.



    In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, Mitchell M. Merin, President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, Executive Vice President and Director of DWR, Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and Director of DWTC, Robert S. Giambrone, Senior Vice President of
InterCapital, DWSC, Distributors and DWTC and Director of DWTC, and Peter M. Avelar, Jonathan R. Page and James F. Willison, Senior Vice Presidents of InterCapital, are Vice Presidents of the Fund, and Marilyn K. Cranney, First Vice President and Assistant General Counsel of InterCapital and DWSC, Lou Anne
D. McInnis and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Frank Bruttomesso and Carsten Otto, Staff Attorneys with InterCapital, are Assistant Secretaries of the Fund.


THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES


    The Board of Trustees currently consists of eight (8) trustees; as noted above, Mr. Hedien's term will commence on September 1, 1997. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 83 Dean Witter Funds, comprised of 126 portfolios. As of June 30, 1997, the Dean Witter Funds had total net assets of approximately $ billion and more than six million shareholders.



    Six Trustees and Mr. Hedien (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, MSDWD. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the six independent Trustees are also Independent Trustees of the TCW/DW Funds.

    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.


    All of the current Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1996, the three Committees held a combined total of sixteen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.


    The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

    Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT COMMITTEE

    The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

    The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

    The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

    The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

    The Fund pays each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.

    The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 1996.

                               FUND COMPENSATION

                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                      FROM THE FUND
--------------------------------------------------------------  ---------------
Michael Bozic.................................................      $1,800
Edwin J. Garn.................................................       1,850
John R. Haire.................................................       3,950
Dr. Manuel H. Johnson.........................................       1,800
Michael E. Nugent.............................................       1,800
John L. Schroeder.............................................       1,800

    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW

Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds.

           CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                                   FOR SERVICE AS    FOR SERVICE
                                                                    CHAIRMAN OF          AS          TOTAL CASH
                                                                   COMMITTEES OF     CHAIRMAN OF    COMPENSATION
                               FOR SERVICE                          INDEPENDENT     COMMITTEES OF   FOR SERVICES
                              AS DIRECTOR OR                         DIRECTORS/      INDEPENDENT         TO
                               TRUSTEE AND       FOR SERVICE AS     TRUSTEES AND    TRUSTEES AND       82 DEAN
                             COMMITTEE MEMBER     TRUSTEE AND          AUDIT            AUDIT          WITTER
                                OF 82 DEAN      COMMITTEE MEMBER   COMMITTEES OF    COMMITTEES OF     FUNDS AND
NAME OF                           WITTER          OF 14 TCW/DW     82 DEAN WITTER     14 TCW/DW       14 TCW/DW
INDEPENDENT TRUSTEE               FUNDS              FUNDS             FUNDS            FUNDS           FUNDS
---------------------------  ----------------   ----------------   --------------   -------------   -------------
Michael Bozic..............      $138,850           --                 --               --            $138,850
Edwin J. Garn..............       140,900           --                 --               --             140,900
John R. Haire..............       106,400           $64,283           $195,450        $ 12,187         378,320
Dr. Manuel H. Johnson......       137,100            66,483            --               --             203,583
Michael E. Nugent..........       138,850            64,283            --               --             203,133
John L. Schroeder..........       137,150            69,083            --               --             206,233

    As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

---------------

(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 1996 and by the 57 Dean Witter Funds (including the Fund) for the year ended December 31, 1996, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the Fund as of December 31, 1996 and from the 57 Dean Witter Funds as of December 31, 1996.


          RETIREMENT BENEFITS FROM THE FUND AND ALL DEAN WITTER FUNDS


                                            FOR ALL ADOPTING FUNDS                RETIREMENT BENEFITS          ESTIMATED ANNUAL
                                    --------------------------------------        ACCRUED AS EXPENSES              BENEFITS
                                         ESTIMATED                                                            UPON RETIREMENT(2)
                                      CREDITED YEARS         ESTIMATED       -----------------------------   ---------------------
                                       OF SERVICE AT       PERCENTAGE OF                         BY ALL        FROM      FROM ALL
                                        RETIREMENT           ELIGIBLE           BY THE          ADOPTING        THE      ADOPTING
NAME OF INDEPENDENT TRUSTEE            (MAXIMUM 10)        COMPENSATION          FUND            FUNDS         FUND        FUNDS
----------------------------------  -------------------  -----------------   ------------     ------------   ---------   ---------
Michael Bozic.....................              10               50.0%       $        381     $     20,147   $     950   $  51,325
Edwin J. Garn.....................              10               50.0                 553           27,772         950      51,325
John R. Haire.....................              10               50.0                (282)(3)       46,952       2,343     129,550
Dr. Manuel H. Johnson.............              10               50.0                 231           10,926         950      51,325
Michael E. Nugent.................              10               50.0                 396           19,217         950      51,325
John L. Schroeder.................               8               41.7                 736           38,700         792      42,771

---------------

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

(3) This number reflects the effect of the extension of Mr. Haire's term as Trustee until June 1, 1998.

    As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the Fund may only invest in obligations issued or guaranteed by the U.S. Government or its instrumentalities ("U.S. Government Securities"). All such obligations are backed by the "full faith and credit" of the United States. Investments may be made in obligations of instrumentalities of the U.S. Government only where such obligations are guaranteed by the U.S. Government.

    ZERO COUPON SECURITIES. A portion of the U.S. Government securities purchased by the Fund may be "zero coupon" Treasury securities with maturity dates in each case no later than ten years from the settlement date for the purchase of such security. These are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. "Zero coupon" securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

    The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The investment restrictions listed below have been adopted by the Fund as fundamental policies, which may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% of the shares present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security; and (b) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund may not:

         1. Purchase any securities other than obligations issued or guaranteed by the United States Government. Such obligations are backed by the full faith and credit of the United States. There is no limit on the amount of its assets which may be invested in the securities of any one issuer of such obligations.

         2. Borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities. Borrowing in the aggregate may not exceed 20%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets (including the amount borrowed) at the time the borrowing is made. It is the Fund's current intention not to borrow for other than meeting redemptions requests. Borrowings in excess of 5% will be repaid before additional investments are made. Interest on borrowings will reduce net investment income.

         3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount not exceeding 10% of the value of its net assets but only to secure borrowings for temporary or emergency purposes.

         4. Sell securities short or purchase securities on margin.

         5. Make loans to others except through the purchase of debt obligations in accordance with the Fund's investment objective and policies.

         6. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have a senior security by reason of (a) borrowing money in accordance with restriction (2) described above, or (b) by purchasing securities on a when-issued or delayed delivery basis or purchasing or selling securities on a forward commitment basis.

         7. Underwrite the securities of other issuers or purchase restricted securities.

         8. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.


    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.


PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

    Subject to the general supervision of the Board of Trustees of the Fund, the Investment Manager is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Fund's portfolio transactions will occur primarily with issuers, underwriters or major dealers in

U.S. Government Securities acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. During the fiscal years ended December 31, 1994, 1995 and 1996, the Fund did not pay any brokerage commissions.

    The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager may utilize a pro-rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering.

    The policy of the Fund, regarding purchases and sales of securities for its portfolio, is that primary consideration be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

    The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not, in every case, benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the Fund does not reduce the management fee it pays to the Investment Manager by any amount that may be attributable to the value of such services.

    Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government Securities. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers.

    Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR. In order for DWR to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by DWR must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow DWR to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to DWR are consistent with the foregoing standard. For the fiscal years ended December 31, 1994, 1995 and 1996, the Fund did not effect any securities transactions with or through DWR.

THE DISTRIBUTOR
--------------------------------------------------------------------------------


    As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDWD. The Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act (the "Independent Trustees"), approved, at their meeting held
on                   , 1997, the  current Distribution  Agreement appointing the
Distributor as exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement has an initial term ending April 30, 1998 and will remain in effect from year to year thereafter if approved by the Board.



    The Distributor bears all expenses incurred in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares to other than current shareholders. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal securities laws and pays filing fees in accordance with state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


PLAN OF DISTRIBUTION


    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 0.75% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 0.75% (0.65% of amounts over $10 billion) of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of the Fund. The Distributor also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Purchase of Fund Shares" in the Prospectus). The Distributor has informed the Fund that it and/or DWR received approximately $23,000,000, $10,629,000 and $8,964,262 in contingent deferred sales charges for the fiscal years ended December 31, 1994, 1995 and 1996, respectively, none of which was retained by the Distributor.



    The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of the average daily net assets of each of Class A and Class C and 0.20% of the average daily net assets of Class B is characterized as a "service fee" under the Rules of the Association of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the aforementioned Rules of the Association.

    The Plan was adopted by a majority vote of the Board of Trustees, including all of the Trustees of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, on April 16, 1984, by DWR as the then sole shareholder of the Fund on May 1, 1984, and by the shareholders holding a majority, as defined in the Act, of the outstanding voting securities of the Fund at a Meeting of Shareholders of the Fund held on April 22, 1985.


    At their meeting held on October 30, 1992, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved certain amendments to the Plan which took effect in January, 1993 and were designed to reflect the fact that upon the reorganization described above the share distribution activities theretofore performed for the Fund by DWR were assumed by the Distributor and DWR's sales activities are now being performed pursuant to the terms of a selected dealer agreement between the Distributor and DWR. The amendments provide that payments under the Plan will be made to the Distributor rather than to DWR as before the amendment, and that the Distributor in turn is authorized to make payments to DWR, its affiliates or other selected broker-dealers (or direct that the Fund pay such entities directly). The Distributor is also authorized to retain part of such fee as compensation for its own distribution-related expenses. At their meeting held on April 28, 1993, the Trustees, including a majority of the Independent 12b-1 Trustees, approved certain technical amendments to the Plan in connection with amendments adopted by the National Association of Securities Dealers, Inc. to its Rules of the Association. At their meeting held on October 26, 1995, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved an amendment to the Plan to permit payments to be made under the Plan with respect to certain distribution expenses incurred in connection with the distribution of shares, including personal services to shareholders with respect to holdings of such shares, of an investment company whose assets are acquired by the Fund in a
tax-free  reorganization. At their  meeting held on                  , 1997, the
Trustees, including a majority of the Independent 12b-1 Trustees, approved amendments to the Plan to reflect the multiple-class structure for the Fund, which took effect on July 28, 1997.



    Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended by the Distributor under the Plan and the purpose for which such expenditures were made. The Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended December 31, 1996, of $53,189,389. This amount is equal to 0.75% of the average daily net assets of the Fund for the fiscal year and was calculated pursuant to clause (b) under the Plan. This amount is treated by the Fund as an expense in the year it is accrued. This amount represents amounts paid by Class B only; there were no Class A or Class C shares outstanding on such date.



    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes of shares, each with a different distribution arrangement as set forth in the Prospectus.



    With respect to Class A shares, DWR compensates its account executives by paying them, from proceeds of the front-end sales charge, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value of the respective accounts for which they are the account executives or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by 401(k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which Dean Witter Trust Company ("DWTC") or Dean Witter Trust FSB ("DWTFSB") serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, the Investment Manager compensates DWR's account executives by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

    With respect to Class B shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of retirement plans qualified under Section 401(k) of the Internal Revenue Code and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, and which plans are opened on or after July 28, 1997, DWR compensates its account executives by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.



    With respect to Class C shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently a residual of up to 1.0% of the current value of the respective accounts for which they are the account executives or dealers of record.



    With respect to Class D shares other than shares held by participants in the InterCapital mutual fund asset allocation program, the Investment Manager compensates DWR's account executives by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates DWR's account executives by paying them, from its own funds, an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the account executives of record (not including accounts of participants in the InterCapital mutual fund asset allocation program).



    The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and DWR's Fund associated distribution-related expenses, including sales compensation and overhead and other branch office distribution-related expenses including: (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund share sales. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross sales credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.


    The Fund paid 100% of the $53,189,389 accrued under the Plan for the fiscal year ended December 31, 1996 to the Distributor. The Distributor and DWR estimate that they have spent, pursuant to the Plan, $1,150,496,391 on behalf of the Fund since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 0.59% ($6,764,961)--advertising and promotional expenses; (ii) 0.12% ($1,386,515)--printing of prospectuses for distribution to other than current shareholders; and (iii) 99.29% ($1,142,344,915)--other expenses, including the gross sales credit and the carrying charge, of which 14.97% ($171,001,978) represents carrying charges, 34.96% ($399,319,081) represents commission credits to DWR branch offices for payments of commissions to account executives and 50.07% ($572,023,856) represents overhead and other branch office distribution-related expenses. These amounts represent amounts paid by Class B only; there were no Class A or Class C shares outstanding on such date.



    The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 0.75%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to account executives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent 12b-1 Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to account executives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.



    At any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. The Distributor has advised the Fund that in the case of Class B shares the excess expenses, including the carrying charge designed to approximate the opportunity costs incurred by DWR which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totalled $68,120,003 as of December 31, 1996. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.


    No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct financial interest in the operation of the Plan except to the extent that the Distributor, InterCapital, DWSC, DWR, or certain of their employees, may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.


    Under its terms, the Plan had an initial term ending December 31, 1984 and will continue from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. Prior to the Board's approval of amendments to the Plan to reflect the multiple-class structure for the Fund, the most recent continuance of the Plan for one year, until April 30, 1998, was approved by the Board of Trustees of the Fund, including a majority of the Independent 12b-1 Trustees, at a Board meeting held on April 24, 1997. Prior to approving the continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and
(3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees of the Fund, including each of the Independent 12b-1 Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided herein.



    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent 12b-1 Trustees shall be committed to the discretion of the Independent 12b-1 Trustees.



DETERMINATION OF NET ASSET VALUE

--------------------------------------------------------------------------------


    As stated in the Prospectus, short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.



    The net asset value per share for each Class of shares of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open. The New York Stock Exchange currently observes the following holidays: New Year's Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.



PURCHASE OF FUND SHARES

--------------------------------------------------------------------------------


    As discussed in the Prospectus, the Fund offers four Classes of shares as follows:



INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES



    Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except in the circumstances discussed in the Prospectus.



    RIGHT OF ACCUMULATION. As discussed in the Prospectus, investors may combine the current value of shares purchased in separate transactions for purposes of benefitting from the reduced sales charges available for purchases of shares of the Fund totalling at least $25,000 in net asset value. For example, if any person or entity who qualifies for this privilege holds Class A or Class D shares of other multiple class funds for which InterCapital serves as investment manager ("Dean Witter Multi-Class Funds") having a current value of $5,000, and purchases $20,000 of additional shares of the Fund, the sales charge applicable to the $20,000 purchase would be 4.0% of the offering price.

    The Distributor must be notified by the selected broker-dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the selected broker-dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or Dean Witter Trust Company (the "Transfer Agent") fails to confirm the investor's represented holdings.



    LETTER OF INTENT. As discussed in the Prospectus, reduced sales charges are available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from the Distributor or from a single Selected Broker-Dealer.



    A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a thirteen-month period. Each purchase of Class A shares made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single purchase. A number of shares equal in value to 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.



    The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the shareholder to liquidate a sufficient number of his or her escrowed shares to obtain such difference.



    If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth above under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. For the purpose of determining whether the investor is entitled to a further reduced sales charge applicable to purchases at or above a sales charge level which exceeds the stated goal of a Letter of Intent, the cumulative current net asset value of any Class A shares owned by the investor in any other Dean Witter Multi-Class Fund held by the shareholder will be added to the cost or net asset value of shares of the Fund owned by the investor.



    At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, only shares purchased during the previous 90-day period and still owned by the shareholder will be included in the new sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.



CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES



    Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon most redemptions within six years after purchase. As stated in the Prospectus, a CDSC will be imposed on any redemption by an investor if after such redemption the current value of the investor's Class B shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years). However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Dean Witter Fund (see "Shareholder Services-- Targeted Dividends"), plus (c) the current net asset value of shares acquired in exchange for (i) shares of Dean Witter front-end sales charge funds, or (ii) shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services--Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six years. The CDSC will be paid to the Distributor.



    In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six (three) years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter funds for which shares of front-end sales charge funds have been exchanged. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in the above-described exchanges will be subject to a CDSC.



    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of the Fund until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC applicable to most Class B shares of the Fund:



                                                                                            CDSC AS A
                                        YEAR SINCE                                          PERCENTAGE
                                         PURCHASE                                           OF AMOUNT
                                       PAYMENT MADE                                         REDEEMED
------------------------------------------------------------------------------------------  ---------
First.....................................................................................       5.0%
Second....................................................................................       4.0%
Third.....................................................................................       3.0%
Fourth....................................................................................       2.0%
Fifth.....................................................................................       2.0%
Sixth.....................................................................................       1.0%
Seventh and thereafter....................................................................    None



    The following table sets forth the rates of the CDSC applicable to Class B shares of the Fund held by 401(k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper and whose accounts are opened on or after July 28, 1997:



                                                                                            CDSC AS A
                                        YEAR SINCE                                          PERCENTAGE
                                         PURCHASE                                           OF AMOUNT
                                       PAYMENT MADE                                         REDEEMED
------------------------------------------------------------------------------------------  ---------
First.....................................................................................       2.0%
Second....................................................................................       2.0%
Third.....................................................................................       1.0%
Fourth and thereafter.....................................................................    None



    In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year or three-year period. This will result in any such CDSC being imposed at the lowest possible rate. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) of purchase which are in excess of these amounts and which redemptions do not qualify for waiver of the CDSC, as described in the Prospectus.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES



    Class C shares are sold without a sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase, except in the circumstances discussed in the Prospectus.



NO LOAD ALTERNATIVE--CLASS D SHARES



    Class D shares are offered without any sales charge on purchase or redemption. Class D shares are offered only to those persons meeting the qualifications set forth in the Prospectus.


SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


    Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by the Transfer Agent. This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder-instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.



    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the Fund (or in cash if the shareholder so requests) as of the close of business on the monthly payment date, as stated in the Prospectus. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request be received by the Transfer Agent at least five business days prior to the payment date of the dividend or the record date of the distribution. In the case of recently purchased shares for which registration instructions have not been received on the payment or record date, cash payments will be made to DWR or other selected broker-dealer, and will be forwarded to the shareholder, upon the receipt of proper instructions.



    TARGETED DIVIDENDS.-SM- In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of any Class of an open-end Dean Witter Fund other than Dean Witter U.S. Government Securities Trust or in another Class of Dean Witter U.S. Government Securities Trust. Such investment will be made as described above for automatic investment in shares of the applicable Class of the Fund, at the net asset value per share of the selected Dean Witter Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the selected Class of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Dean Witter Fund before entering the program.



    EASYINVEST.-SM-   Shareholders may  subscribe  to EasyInvest,  an  automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.


    INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at net asset value, without the imposition of a CDSC upon redemption, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.



    SYSTEMATIC WITHDRAWAL PLAN. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less then $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares" in the Prospectus).
Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount.


    The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR or other selected broker-dealer brokerage account, within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

    Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.


    Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made currently with purchases of additional shares may be inadvisable because of the CDSC applicable to the redemption of shares previously purchased (see "Purchase of Fund Shares").


    Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her Account Executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time.

    DIRECT INVESTMENTS THROUGH TRANSFER AGENT. As discussed in the Prospectus, a shareholder may make additional investments in Fund shares at any time through the Shareholder Investment Account by sending a check in any amount, not less than $100, payable to Dean Witter U.S. Government Securities Trust, directly to the Fund's Transfer Agent. In the case of Class A shares, after deduction of any applicable sales charge, the balance will be applied to the purchase of Fund shares, and, in the case of shares of the other Classes, the entire amount will be applied to the purchase of Fund shares, at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.


EXCHANGE PRIVILEGE


    As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of each Class of shares of the Fund may exchange their shares for shares of the same Class of shares of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following Funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing nine funds are hereinafter referred to as the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc., Dean Witter High Income Securities and Dean Witter National Municipal Trust, which are Dean Witter Funds offered with a CDSC ("CDSC Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.


    Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

    Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)


    As described below, and in the Prospectus under the caption "Purchase of Fund Shares," a CDSC may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of the Fund or any CDSC Fund are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in the Fund or in a CDSC Fund. However, in the case of shares of the Fund exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a CDSC Fund from the Exchange Fund, with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of the Fund or of a CDSC Fund are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in the Fund or in a CDSC Fund. In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in a FSC Fund.



    When shares initially purchased in the Fund or in a CDSC Fund are exchanged for shares of any Dean Witter Multi-Class Fund, shares of a CDSC Fund, shares of a FSC Fund or shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than one, three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange,
(ii) originally acquired through reinvestment of dividends or distributions  and
(iii) acquired in exchange for shares of FSC Funds, or for shares of other Dean Witter Funds for which shares of FSC Funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that, with respect to Class B shares, if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares.
Based upon the procedures described in the Prospectus under the caption "Purchase of Fund Shares," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.


    With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. The Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

    The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.


    Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust, al-though those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment for the Exchange Privilege account of each Class is $10,000 for Dean Witter Short-Term

U.S. Treasury Trust, although that fund may, at its discretion, may accept initial purchases of as low as $5,000. The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Special Value Fund. The minimum initial investment for the Exchange Privilege account of each Class of all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of those funds, including the check writing feature, will not be available for funds held in that account.


    The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of an Exchange Fund pursuant to the Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

    Shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent for further information about the Exchange Privilege.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------


    REDEMPTION. As stated in the Prospectus, shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. if certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares" in the Prospectus) after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.


    Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a supplement to the prospectus or a new prospectus.


    REPURCHASE. As stated in the Prospectus, DWR and other selected broker-dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other selected broker-dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed after such purchase order is received by DWR or other selected broker-dealer reduced by any applicable CDSC.



    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. As discussed in the Prospectus, payment for shares of any Class presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check (including a certified or bank cashier's check), payment of redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin accounts.



    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro-rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.



    REINSTATEMENT PRIVILEGE. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.


    Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon and will notify shareholders that, following an election by the Fund, the shareholders will be required to include such undistributed gains in determining their taxable income and may claim their share of the tax paid by the Fund as a credit against their individual federal income tax.

    Because the Fund intends to distribute all of its net investment income and capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders will normally have to pay federal income taxes, and any applicable state and/or local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior year.

    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term gains or losses.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

    Net income, for dividend purposes, includes accrued interest and amortization of original issue discount and market discounts where applicable, less the expenses of the Fund. Net income will be calculated immediately prior to the determination of net asset value per share of the Fund.

    Under current federal law, the Fund will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize income attributable to it from holding zero coupon Treasury securities. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year. Accordingly, the Fund, to the extent it invests in zero coupon Treasury securities, may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash receipts of interest the Fund actually received. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

    Any dividend or capital gains distribution received by a shareholder from an investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable at either ordinary or capital gain rates. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

    Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


    As discussed in the Prospectus, from time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio, adjusted by the gain or loss on paydowns during the period, constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income" of each Class. The resulting amount is divided by the product of the net asset value per share on the last day of the period multiplied by the average number of shares of the applicable Class outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. For the 30-day period ended December 31, 1996, the Fund's yield, calculated pursuant to the formula described above, was 6.11%. This yield is for Class B only; there were no other Classes of shares outstanding on such date.



    The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any CDSC at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns of the Fund for the year ended December 31, 1996, for the five years ended December 31, 1996 and for the ten years ended December 31, 1996 were -1.69%, 5.35% and 6.97%, respectively. These returns are for Class B only; there were no other Classes of shares outstanding on such date.



    In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the CDSC which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above but without deduction for any applicable CDSC. Based on this calculation, the average annual total returns of the Fund for the year ended December 31, 1996, for the five years ended December 31, 1996 and for the ten years ended December 31, 1996 were 3.16%, 5.65% and 6.97%, respectively. These returns are for Class B only; there were no other Classes of shares outstanding on such date.



    In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any CDSC) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's total return for the year ended December 31, 1996 was 3.16%, the total return for the five years ended December 31, 1996 was 31.65%, and the total return for the ten years ended December 31, 1996 was 96.14%. These returns are for Class B only; there were no other Classes of shares outstanding on such date.



    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $10,000, $50,000 or $100,000. Investments of $10,000, $50,000 and $100,000 in
the Fund
at inception (June 29, 1984) would have grown to $26,827, $134,135 and $268,270, respectively, at December 31, 1996. This information is for Class B only; there were no other Classes of shares outstanding on such date.



    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.



DESCRIPTION OF SHARES OF THE FUND

--------------------------------------------------------------------------------


    The shareholders of the Fund are entitled to a full vote for each full share held. All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. On that date, Wayne E. Hedien was also elected as a Trustee of the Fund, with his term to commence on September 1, 1997. The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.



    The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). The Trustees have not authorized any such additional series or classes of shares other than as set forth in the Prospectus.


    The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.


    The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.


CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

    The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

    Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust Company is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment Manager, and of Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend

Disbursing Agent, Dean Witter Trust Company's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services Dean Witter Trust Company receives a per shareholder account fee from the Fund.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

    Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent accountants, will be sent to shareholders each year.

    The Fund's fiscal year ends on December 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
--------------------------------------------------------------------------------

    Barry Fink, Esq., who is an officer and General Counsel of the Investment Manager, is an officer and General Counsel of the Fund.

EXPERTS
--------------------------------------------------------------------------------


    The annual financial statements of the Fund for the year ended December 31, 1996, which are included in this Statement of Additional Information and incorporated by reference in the Prospectus, have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


REGISTRATION STATEMENT
--------------------------------------------------------------------------------

    This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter U.S. Government Securities Trust (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and a broker, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
FEBRUARY 18, 1997

DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996

  PRINCIPAL                               DESCRIPTION
  AMOUNT IN                                   AND                                   COUPON
  THOUSANDS                              MATURITY DATE                               RATE          VALUE
-------------------------------------------------------------------------------------------------------------
               MORTGAGE-BACKED SECURITIES (80.5%)
               Government National Mortgage Assoc. I (79.6%)
$     348,269  10/15/22-02/15/24.................................................        6.50% $   332,053,085
       25,000  (a)...............................................................        7.00      24,437,500
    2,194,356  04/15/17-04/15/26.................................................        7.00   2,144,983,431
    1,098,215  11/15/02-06/15/26.................................................        7.50   1,098,557,782
      372,670  10/15/16-07/15/26.................................................        8.00     380,240,075
      390,028  07/15/06-04/15/25.................................................        8.50     404,044,832
      283,195  10/15/08-08/15/21.................................................        9.00     298,239,454
      199,610  10/15/09-12/15/20.................................................        9.50     215,641,679
      214,924  11/15/09-11/15/20.................................................       10.00     235,543,142
          588  04/15/10-06/15/15.................................................       12.50         676,881
                                                                                              ---------------
                                                                                                5,134,417,861
                                                                                              ---------------

               Government National Mortgage Assoc. II (0.7%)
       49,127  01/20/24-02/20/24.................................................        6.50      46,624,166
                                                                                              ---------------

               Government National Mortgage Assoc. GPM I (0.2%)
        9,269  06/15/13-09/15/15.................................................       12.25      10,794,963
                                                                                              ---------------

               TOTAL MORTGAGE-BACKED SECURITIES
               (IDENTIFIED COST $5,168,329,453)............................................     5,191,836,990
                                                                                              ---------------

               U.S. GOVERNMENT OBLIGATIONS (13.4%)
               U.S. Treasury Notes (4.1%)
       29,000  02/28/97..........................................................        6.875      29,073,370
       42,500  03/31/97..........................................................        6.875      42,660,650
       75,000  04/15/97..........................................................        8.50      75,653,250
       58,000  04/30/97..........................................................        6.875      58,294,640
       55,000  04/15/99..........................................................        7.00      56,235,850
                                                                                              ---------------
                                                                                                  261,917,760
                                                                                              ---------------

               U.S. Treasury Coupon Strips (9.3%)
      123,000  02/15/04..........................................................        0.00      78,426,030
      380,000  05/15/04..........................................................        0.00     238,001,600
      385,000  08/15/04..........................................................        0.00     237,129,200
       75,000  11/15/04..........................................................        0.00      45,396,750
                                                                                              ---------------
                                                                                                  598,953,580
                                                                                              ---------------

               TOTAL U.S. GOVERNMENT OBLIGATIONS
               (IDENTIFIED COST $778,502,738)..............................................       860,871,340
                                                                                              ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996, CONTINUED

  PRINCIPAL                               DESCRIPTION
  AMOUNT IN                                   AND                                   COUPON
  THOUSANDS                              MATURITY DATE                               RATE          VALUE
-------------------------------------------------------------------------------------------------------------
               U.S. GOVERNMENT AGENCIES (6.2%)
               Resolution Funding Corp Zero Coupon Strips
$      33,500  07/15/02..........................................................        0.00% $    23,649,660
       10,049  10/15/02..........................................................        0.00       6,975,614
      109,000  04/15/03..........................................................        0.00      72,932,990
       55,000  07/15/03..........................................................        0.00      36,196,600
       69,000  10/15/03..........................................................        0.00      44,616,090
      123,882  01/15/04..........................................................        0.00      78,748,072
      104,419  04/15/04..........................................................        0.00      65,220,107
       80,000  07/15/04..........................................................        0.00      49,127,200
       40,000  04/15/06..........................................................        0.00      21,746,800
        5,000  10/15/06..........................................................        0.00       2,626,900
                                                                                              ---------------

               TOTAL U.S. GOVERNMENT AGENCIES
               (IDENTIFIED COST $365,230,502)..............................................       401,840,033
                                                                                              ---------------

               TOTAL INVESTMENTS
               (IDENTIFIED COST $6,312,062,693) (B).............................  100.1%     6,454,548,363

               LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS...................   (0.1)        (5,010,207)
                                                                                  ------   ---------------

               NET ASSETS.......................................................  100.0%   $ 6,449,538,156
                                                                                  ------   ---------------
                                                                                  ------   ---------------

---------------------
GPM  Graduated Payment Mortgage.
(a) Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $211,958,662 and the aggregate gross unrealized depreciation is $69,472,992, resulting in net unrealized appreciation of $142,485,670.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

ASSETS:
Investments in securities, at value
  (identified cost $6,312,062,693)..........................  $   6,454,548,363
Cash........................................................            449,209
Receivable for:
    Interest................................................         37,055,157
    Shares of beneficial interest sold......................         13,471,656
Prepaid expenses and other assets...........................            100,149
                                                              -----------------

     TOTAL ASSETS...........................................      6,505,624,534
                                                              -----------------

LIABILITIES:
Payable for:
    Investments purchased...................................         24,730,035
    Dividends to shareholders...............................         18,555,177
    Shares of beneficial interest repurchased...............          5,216,188
    Plan of distribution fee................................          4,283,834
    Investment management fee...............................          2,404,212
Accrued expenses and other payables.........................            896,932
                                                              -----------------

     TOTAL LIABILITIES......................................         56,086,378
                                                              -----------------

NET ASSETS:
Paid-in-capital.............................................      7,598,295,399
Net unrealized appreciation.................................        142,485,670
Dividends in excess of net investment income................             (4,722)
Accumulated net realized loss...............................     (1,291,238,191)
                                                              -----------------

     NET ASSETS.............................................  $   6,449,538,156
                                                              -----------------
                                                              -----------------

NET ASSET VALUE PER SHARE,
  723,414,184 SHARES OUTSTANDING (UNLIMITED SHARES
  AUTHORIZED OF $.01 PAR VALUE).............................
                                                                          $8.92
                                                              -----------------
                                                              -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

NET INVESTMENT INCOME:

INTEREST INCOME.............................................  $    533,679,451
                                                              ----------------

EXPENSES
Plan of distribution fee....................................        53,189,389
Investment management fee...................................        29,579,546
Transfer agent fees and expenses............................         4,382,628
Custodian fees..............................................         1,025,583
Shareholder reports and notices.............................           177,325
Professional fees...........................................           107,597
Registration fees...........................................            31,140
Trustees' fees and expenses.................................            22,931
Servicing fees..............................................            19,454
Other.......................................................            68,060
                                                              ----------------

     TOTAL EXPENSES.........................................        88,603,653

     LESS EXPENSE OFFSET....................................           (20,817)
                                                              ----------------

     NET EXPENSES...........................................        88,582,836
                                                              ----------------

     NET INVESTMENT INCOME..................................       445,096,615
                                                              ----------------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss...........................................       (18,950,945)
Net change in unrealized appreciation.......................      (237,138,336)
                                                              ----------------

     NET LOSS...............................................      (256,089,281)
                                                              ----------------

NET INCREASE................................................  $    189,007,334
                                                              ----------------
                                                              ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                                    FOR THE YEAR
                                                                FOR THE YEAR           ENDED
                                                                    ENDED           DECEMBER 31,
                                                              DECEMBER 31, 1996         1995
--------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................   $    445,096,615   $    522,928,136
Net realized loss...........................................        (18,950,945)       (77,736,417)
Net change in unrealized appreciation/depreciation..........       (237,138,336)       811,733,423
                                                              -----------------   ----------------

     NET INCREASE...........................................        189,007,334      1,256,925,142

Dividends from net investment income........................       (447,472,130)      (522,076,848)
Net decrease from transactions in shares of beneficial
  interest..................................................     (1,246,903,069)      (990,646,568)
                                                              -----------------   ----------------

     NET DECREASE...........................................     (1,505,367,865)      (255,798,274)

NET ASSETS:
Beginning of period.........................................      7,954,906,021      8,210,704,295
                                                              -----------------   ----------------

     END OF PERIOD
    (INCLUDING DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME
    OF $4,722 AND UNDISTRIBUTED NET INVESTMENT INCOME OF
    $2,370,793, RESPECTIVELY)...............................   $  6,449,538,156   $  7,954,906,021
                                                              -----------------   ----------------
                                                              -----------------   ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1996

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter U.S. Government Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is high current income consistent with safety of principal. The Fund seeks to achieve its objective by investing in obligations issued or guaranteed by the U.S. Government or its instrumentalities. The Fund was organized as a Massachusetts business trust on September 29, 1983 and commenced operations on June 29, 1984.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/ or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1996, CONTINUED

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's net assets determined at the close of each business day: 0.50% to the portion of daily net assets not exceeding $1 billion; 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.45% to the portion of daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.425% to the portion of daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.40% to the portion of daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.375% to the portion of daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.35% to the portion of daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.325% to the portion of daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.30% to the portion of daily net assets exceeding $12.5 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of

DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1996, CONTINUED

all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 0.75% (0.65% on amounts over $10 billion) of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc., an affiliate of the Investment Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, total $68,120,003 at December 31, 1996.

DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1996, CONTINUED

The Distributor has informed the Fund that for the year ended December 31, 1996, it received approximately $8,964,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The costs of purchases and sales/prepayments of portfolio securities, excluding short-term investments, for the year ended December 31, 1996 were $541,075,742 and $1,760,020,882, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 1996, the Fund had transfer agent fees and expenses payable of approximately $546,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 1996 included in Trustees' fees and expenses in the Statement of Operations amounted to $1,285. At December 31, 1996, the Fund had an accrued pension liability of $50,453 included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                                           FOR THE YEAR
                                                                                                              ENDED
                                                                           FOR THE YEAR ENDED              DECEMBER 31,
                                                                            DECEMBER 31, 1996                  1995
                                                                   -----------------------------------   ----------------
                                                                        SHARES             AMOUNT             SHARES
                                                                   ----------------   ----------------   ----------------
Sold.............................................................        44,291,927   $    394,473,930         48,336,027
Reinvestment of dividends........................................        25,980,320        230,960,458         30,293,874
                                                                   ----------------   ----------------   ----------------
                                                                         70,272,247        625,434,388         78,629,901
Repurchased......................................................      (210,573,457)    (1,872,337,457)      (190,805,203)
                                                                   ----------------   ----------------   ----------------
Net decrease.....................................................      (140,301,210)  $ (1,246,903,069)      (112,175,302)
                                                                   ----------------   ----------------   ----------------
                                                                   ----------------   ----------------   ----------------


                                                                        AMOUNT
                                                                   ----------------
Sold.............................................................  $    429,525,036
Reinvestment of dividends........................................       269,738,501
                                                                   ----------------
                                                                        699,263,537
Repurchased......................................................    (1,689,910,105)
                                                                   ----------------
Net decrease.....................................................  $   (990,646,568)
                                                                   ----------------
                                                                   ----------------

DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1996, CONTINUED

6. FEDERAL INCOME TAX STATUS

At December 31, 1996, the Fund had a net capital loss carryover which may be used to offset future capital gains to the extent provided by regulations which is available through December 31 of the following years:

                                                IN THOUSANDS
  ---------------------------------------------------------------------------------------------------------
    1997        1998        1999        2000        2001        2002        2003        2004        Total
  ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  $ 270,987   $ 108,731   $ 261,525   $ 154,964   $ 263,492   $ 118,056   $  63,667   $  49,143   $1,290,565
  ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $673,000 during fiscal 1996.

At December 31, 1996, the Fund had temporary book/tax differences primarily attributable to post-October losses and a permanent book/tax difference attributable to an expired capital loss carryover. To reflect reclassifications arising from permanent book/tax differences for the year ended December 31, 1996, accumulated net realized loss was credited and paid-in-capital was charged $277,199,313.

DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                           FOR THE YEAR ENDED DECEMBER 31
                  ----------------------------------------------------------------------------------------------------------------
                     1996       1995       1994        1993       1992       1991        1990       1989       1988        1987
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING
PERFORMANCE:

Net asset value,
 beginning of
 period.......... $     9.21  $    8.41  $    9.31  $     9.30  $    9.52  $    9.37  $     9.51  $    9.42  $    9.75  $    10.33
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------

Net investment
 income..........       0.56       0.57       0.58        0.64       0.74       0.87        0.90       0.91       0.97        0.96
Net realized and
 unrealized gain
 (loss)..........      (0.29)      0.80      (0.90)       0.01      (0.22)      0.15       (0.14)      0.09      (0.33)      (0.58)
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------

Total from
 investment
 operations......       0.27       1.37      (0.32)       0.65       0.52       1.02        0.76       1.00       0.64        0.38
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------

Less dividends
 from net
 investment
 income..........      (0.56)     (0.57)     (0.58)      (0.64)     (0.74)     (0.87)      (0.90)     (0.91)     (0.97)      (0.96)
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------

Net asset value,
 end of period... $     8.92  $    9.21  $    8.41  $     9.31  $    9.30  $    9.52  $     9.37  $    9.51  $    9.42  $     9.75
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------

TOTAL INVESTMENT
RETURN+..........       3.16%     16.74%     (3.51)%       7.13%      5.76%     11.43%       8.49%     11.10%      6.74%       3.92%

RATIOS TO AVERAGE
NET ASSETS:
Expenses.........       1.25%      1.24%      1.22%       1.18%      1.20%      1.17%       1.23%      1.19%      1.21%       1.18%

Net investment
 income..........       6.28%      6.44%      6.57%       6.78%      7.91%      9.23%       9.60%      9.62%     10.01%       9.63%

SUPPLEMENTAL DATA:
Net assets, end
 of period, in
 millions........     $6,450     $7,955     $8,211     $12,235    $12,484    $11,736      $9,829    $10,167    $10,366     $10,418

Portfolio
 turnover rate...          8%        14%        26%         32%        40%       104%         54%        44%        15%         51%


---------------------
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

                       SEE NOTES TO FINANCIAL STATEMENTS

                  DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST

                            PART C  OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

     (a)  FINANCIAL STATEMENTS

          (1)  Financial statements and schedules, included
               in Prospectus (Part A):                                  Page in
                                                                      Prospectus
                                                                      ----------

               Financial highlights for the fiscal years
               ended December 31, 1987, 1988, 1989,
                         1990, 1991, 1992, 1993, 1994, 1995 and
                         1996................................................6


          (2)  Financial statements included in the Statement of
               Additional Information (Part B):                          Page in
                                                                           SAI
                                                                         -------

                    Portfolio of Investments at December 31, 1996...........34

                    Statement of assets and liabilities at
                    December 31, 1996.......................................36

                    Statement of operations for the year
                    ended December 31, 1996.................................37

                    Statement of changes in net assets for the years
                    ended December 31, 1995 and 1996........................38

                    Notes to Financial Statements ..........................39

                    Financial highlights for the fiscal years ended
                    December 31, 1987, 1988, 1989, 1990, 1991, 1992,
                    1993, 1994, 1995 and 1996...............................44

          (3)  Financial statements included in Part C:

                    None

     (b)  EXHIBITS:

     1.        -         Form of Instrument Establishing and Designating
                         Additional Classes.

     5.        -         Form of Investment Management Agreement between the
                         Registrant and Dean Witter InterCapital Inc., to take effect upon the proposed merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. (the
                         "Merger").

     6.(a)     -         Form of Distribution Agreement between the Registrant
                         and Dean Witter Distributors Inc., to take effect upon the Merger.

     6.(b)     -         Form of Multi-Class Distribution Agreement between the
                         Registrant and Dean Witter Distributors Inc.

     11.       -         Consent of Independent Accountants.

     15.       -         Form of Amended and Restated Plan of Distribution
                         Pursuant to Rule 12b-1.

  Other.       -         Form of Multiple Class Plan pursuant to Rule 18f-3.

------------------------------
All other exhibits were previously filed and are hereby incorporated by reference.

Item 25.       PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

               None

Item 26.       NUMBER OF HOLDERS OF SECURITIES.

          (1)                                             (2)
                                               Number of Record Holders
     Title of Class                                at April 30, 1997
     --------------                            ------------------------

Shares of Beneficial Interest                           262,149

Item 27.       INDEMNIFICATION.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the

Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.


     Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 28.       BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     See "The Fund and Its Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding officers of Dean Witter InterCapital Inc. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. The principal address of the Dean Witter Funds is Two World Trade Center, New York, New York 10048.

     The term "Dean Witter Funds" used below refers to the following registered investment companies:

CLOSED-END INVESTMENT COMPANIES
 (1) InterCapital Income Securities Inc.
 (2) High Income Advantage Trust
 (3) High Income Advantage Trust II
 (4) High Income Advantage Trust III
 (5) Municipal Income Trust
 (6) Municipal Income Trust II
 (7) Municipal Income Trust III
 (8) Dean Witter Government Income Trust
 (9) Municipal Premium Income Trust
(10) Municipal Income Opportunities Trust
(11) Municipal Income Opportunities Trust II
(12) Municipal Income Opportunities Trust III
(13) Prime Income Trust
(14) InterCapital Insured Municipal Bond Trust
(15) InterCapital Quality Municipal Income Trust
(16) InterCapital Quality Municipal Investment Trust
(17) InterCapital Insured Municipal Income Trust
(18) InterCapital California Insured Municipal Income Trust
(19) InterCapital Insured Municipal Trust
(20) InterCapital Quality Municipal Securities
(21) InterCapital New York Quality Municipal Securities
(22) InterCapital California Quality Municipal Securities
(23) InterCapital Insured California Municipal Securities
(24) InterCapital Insured Municipal Securities

OPEN-END INVESTMENT COMPANIES:
 (1) Dean Witter Short-Term Bond Fund
 (2) Dean Witter Tax-Exempt Securities Trust
 (3) Dean Witter Tax-Free Daily Income Trust
 (4) Dean Witter Dividend Growth Securities Inc.
 (5) Dean Witter Convertible Securities Trust
 (6) Dean Witter Liquid Asset Fund Inc.
 (7) Dean Witter Developing Growth Securities Trust
 (8) Dean Witter Retirement Series
 (9) Dean Witter Federal Securities Trust

(10) Dean Witter World Wide Investment Trust
(11) Dean Witter U.S. Government Securities Trust
(12) Dean Witter Select Municipal Reinvestment Fund
(13) Dean Witter High Yield Securities Inc.
(14) Dean Witter Intermediate Income Securities
(15) Dean Witter New York Tax-Free Income Fund
(16) Dean Witter California Tax-Free Income Fund
(17) Dean Witter Health Sciences Trust
(18) Dean Witter California Tax-Free Daily Income Trust
(19) Dean Witter Global Asset Allocation Fund
(20) Dean Witter American Value Fund
(21) Dean Witter Strategist Fund
(22) Dean Witter Utilities Fund
(23) Dean Witter World Wide Income Trust
(24) Dean Witter New York Municipal Money Market Trust
(25) Dean Witter Capital Growth Securities
(26) Dean Witter Precious Metals and Minerals Trust
(27) Dean Witter European Growth Fund Inc.
(28) Dean Witter Global Short-Term Income Fund Inc.
(29) Dean Witter Pacific Growth Fund Inc.
(30) Dean Witter Multi-State Municipal Series Trust
(31) Dean Witter Short-Term U.S. Treasury Trust
(32) Dean Witter Diversified Income Trust
(33) Dean Witter U.S. Government Money Market Trust
(34) Dean Witter Global Dividend Growth Securities
(35) Active Assets California Tax-Free Trust
(36) Dean Witter Natural Resource Development Securities Inc.
(37) Active Assets Government Securities Trust
(38) Active Assets Money Trust
(39) Active Assets Tax-Free Trust
(40) Dean Witter Limited Term Municipal Trust
(41) Dean Witter Variable Investment Series
(42) Dean Witter Value-Added Market Series
(43) Dean Witter Global Utilities Fund
(44) Dean Witter High Income Securities
(45) Dean Witter National Municipal Trust
(46) Dean Witter International SmallCap Fund
(47) Dean Witter Mid-Cap Growth Fund
(48) Dean Witter Select Dimensions Investment Series
(49) Dean Witter Balanced Growth Fund
(50) Dean Witter Balanced Income Fund
(51) Dean Witter Hawaii Municipal Trust
(52) Dean Witter Capital Appreciation Fund
(53) Dean Witter Intermediate Term U.S. Treasury Trust
(54) Dean Witter Information Fund
(55) Dean Witter Japan Fund
(56) Dean Witter Income Builder Fund
(57) Dean Witter Special Value Fund
(58) Dean Witter Financial Services Trust
(59) Dean Witter Market Leader Trust

The term "TCW/DW Funds" refers to the following registered investment companies:

OPEN-END INVESTMENT COMPANIES
 (1) TCW/DW Core Equity Trust
 (2) TCW/DW North American Government Income Trust
 (3) TCW/DW Latin American Growth Fund
 (4) TCW/DW Income and Growth Fund
 (5) TCW/DW Small Cap Growth Fund
 (6) TCW/DW Balanced Fund
 (7) TCW/DW Total Return Trust
 (8) TCW/DW Mid-Cap Equity Trust
 (9) TCW/DW Global Telecom Trust
 (10)TCW/DW Strategic Income Trust

CLOSED-END INVESTMENT COMPANIES
 (1) TCW/DW Term Trust 2000
 (2) TCW/DW Term Trust 2002
 (3) TCW/DW Term Trust 2003
 (4) TCW/DW Emerging Markets Opportunities Trust



NAME AND POSITION                  OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER                   OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.                  AND NATURE OF CONNECTION
-----------------                  -----------------------------------------------------------------------------------------
Charles A. Fiumefreddo             Executive Vice President and Director of Dean Witter Reynolds Inc.
Chairman, Chief                    ("DWR"); Chairman, Chief Executive Officer and Director of Dean Witter
Executive Officer and              Distributors Inc. ("Distributors") and Dean Witter Services Company Inc. ("DWSC");
Director                           Chairman and Director of Dean Witter Trust Company ("DWTC"); Chairman, Director or
                                   Trustee, President and Chief Executive Officer of the Dean Witter Funds and Chairman,
                                   Chief Executive Officer and Trustee of the TCW/DW Funds; Formerly Executive Vice
                                   President and Director of Dean Witter, Discover & Co. ("DWDC"); Director and/or officer of various DWDC subsidiaries.

Philip J. Purcell                  Chairman, Chief Executive Officer and Director of DWDC and DWR; Director of DWSC and
Director                           Distributors; Director or Trustee of the Dean Witter Funds; Director and/or officer of various DWDC subsidiaries.

Richard M. DeMartini               Executive Vice President of DWDC; President and Chief Operating Officer of Dean Witter
Director                           Capital, a division of DWR; Member of the DWDC Management Committee; Director of DWR,
                                   DWSC, Distributors and DWTC; Trustee of the TCW/DW Funds.


NAME AND POSITION                  OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER                   OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.                  AND NATURE OF CONNECTION
-----------------                  -----------------------------------------------------------------------------------------
James F. Higgins                   Executive Vice President of DWDC; President and Chief Operating Officer of Dean Witter
Director                           Financial; Director of DWR, DWSC, Distributors and DWTC.

Thomas C. Schneider                Executive Vice President and Chief Financial Officer of DWDC, DWR, DWSC and
Executive Vice                     Distributors; Director of DWR, DWSC and Distributors.
President, Chief
Financial Officer and
Director

Christine A. Edwards               Executive Vice President, Secretary and General Counsel of DWDC and DWR; Executive Vice
Director                           President, Secretary and Chief Legal Officer of Distributors; Director of DWR, DWSC and
                                   Distributors.

Robert M. Scanlan                  President and Chief Operating Officer of DWSC, Executive Vice President of Distributors;
President and Chief                Executive Vice President and Director of DWTC; Vice President of the Dean Witter Funds
Operating Officer                  and the TCW/DW Funds.

Mitchell M. Merin                  Executive Vice President of Distributors; Executive Vice President and Director
President and Chief                of DWTC; Executive Vice President and Director of DWR; Director of SPS Transaction
Strategic Officer                  Services, Inc. and various other DWDC subsidiaries.

John Van Heuvelen                  President, Chief Operating Officer and Director of DWTC.
Executive Vice
President

Joseph J. McAlinden                Vice President of the Dean Witter Funds and Director of DWTC.
Executive Vice President
and Chief Investment
Officer

Barry Fink                         Assistant Secretary of DWR; Senior Vice President, Secretary and General Counsel of DWSC;
Senior Vice President,             Senior Vice President, Assistant Secretary and Assistant General Counsel of Distributors;
Secretary and General              Vice President, Secretary and General Counsel of the Dean Witter Funds and the TCW/DW Funds.
Counsel

Peter M. Avelar                    Vice President of various Dean Witter Funds.
Senior Vice President

Mark Bavoso                        Vice President of various Dean Witter Funds.
Senior Vice President


Richard Felegy
Senior Vice President


NAME AND POSITION                  OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER                   OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.                  AND NATURE OF CONNECTION
-----------------                  -----------------------------------------------------------------------------------------
Edward Gaylor                      Vice President of various Dean Witter Funds.
Senior Vice President

Robert S. Giambrone                Senior Vice President of DWSC, Distributors and DWTC and Director of DWTC;
Senior Vice President              Vice President of the Dean Witter Funds and the TCW/DW Funds.

Rajesh K. Gupta                    Vice President of various Dean Witter Funds.
Senior Vice President

Kenton J. Hinchcliffe              Vice President of various Dean Witter Funds.
Senior Vice President

Kevin Hurley                       Vice President of various Dean Witter Funds.
Senior Vice President

Jenny Beth Jones                   Vice President of Dean Witter Special Value Fund.
Senior Vice President

John B. Kemp, III                  Director of the Provident Savings Bank, Jersey City, New Jersey.
Senior Vice President

Anita Kolleeny                     Vice President of various Dean Witter Funds.
Senior Vice President

Jonathan R. Page                   Vice President of various Dean Witter Funds.
Senior Vice President

Ira N. Ross                        Vice President of various Dean Witter Funds.
Senior Vice President

Guy G. Rutherfurd, Jr.             Vice President of Dean Witter Market Leader Trust
Senior Vice President

Rochelle G. Siegel                 Vice President of various Dean Witter Funds.
Senior Vice President

Paul D. Vance                      Vice President of various Dean Witter Funds.
Senior Vice President

Elizabeth A. Vetell
Senior Vice President

James F. Willison                  Vice President of various Dean Witter Funds.
Senior Vice President

Ronald J. Worobel                  Vice President of various Dean Witter Funds.
Senior Vice President


NAME AND POSITION                  OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER                   OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.                  AND NATURE OF CONNECTION
-----------------                  -----------------------------------------------------------------------------------------
Thomas F. Caloia                   First Vice President and Assistant Treasurer of DWSC, Assistant Treasurer of
First Vice President               Distributors; Treasurer and Chief Financial Officer of the Dean Witter Funds
Treasurer                          and the TCW/DW Funds.

Marilyn K. Cranney                 Assistant Secretary of DWR; First Vice President Assistant Secretary of DWSC;
First Vice President               Assistant Secretary of the Dean Witter Funds and the TCW/DW Funds.
and Assistant Secretary

Michael Interrante                 First Vice President and Controller of DWSC; Assistant Treasurer of Distributors;
First Vice President               First Vice President and Treasurer of DWTC.
and Controller

Robert Zimmerman
First Vice President

Joan Allman
Vice President

Joseph Arcieri                     Vice President of various Dean Witter Funds.
Vice President

Kirk Balzer                        Vice President of Various Dean Witter Funds.
Vice President

Douglas Brown
Vice President


Philip Casparius
Vice President

Thomas Chronert
Vice President

Rosalie Clough
Vice President

Patricia A. Cuddy                  Vice President of various Dean Witter Funds.
Vice President

B. Catherine Connelly
Vice President

Salvatore DeSteno                  Vice President of DWSC.
Vice President

Frank J. DeVito                    Vice President of DWSC.
Vice President


NAME AND POSITION                  OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER                   OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.                  AND NATURE OF CONNECTION
-----------------                  -----------------------------------------------------------------------------------------
Bruce Dunn
Vice President

Jeffrey D. Geffen
Vice President

Deborah Genovese
Vice President

Peter W. Gurman
Vice President

John Hechtlinger
Vice President

Peter Hermann                      Vice President of various Dean Witter Funds
Vice President

Elizabeth Hinchman
Vice President

David Hoffman
Vice President

David Johnson
Vice President

Christopher Jones
Vice President

James Kastberg
Vice President

Stanley Kapica
Vice President

Michael Knox                       Vice President of various Dean Witter Funds
Vice President

Konrad J. Krill                    Vice President of various Dean Witter Funds.
Vice President

Paula LaCosta                      Vice President of various Dean Witter Funds.
Vice President

Thomas Lawlor
Vice President

Gerard Lian                        Vice President of various Dean Witter Funds.
Vice President


NAME AND POSITION                  OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER                   OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.                  AND NATURE OF CONNECTION
-----------------                  -----------------------------------------------------------------------------------------
LouAnne D. McInnis                 Vice President and Assistant Secretary of DWSC; Assistant Secretary of the
Vice President and                 Dean Witter Funds and the TCW/DW Funds.
Assistant Secretary

Sharon K. Milligan
Vice President

Julie Morrone
Vice President

David Myers
Vice President

James Nash
Vice President

Richard Norris
Vice President

Anne Pickrell                      Vice President of Dean Witter Global Short-Term Income Fund Inc.
Vice President

Hugh Rose
Vice President

Robert Rossetti                    Dean Witter Precious Metal and Minerals Trust.
Vice President

Ruth Rossi                         Vice President and Assistant Secretary of DWSC; Assistant Secretary of the
Vice President and                 Dean Witter Funds and the TCW/DW Funds.
Assistant Secretary

Carl F. Sadler
Vice President

Rafael Scolari                     Vice President of Prime Income Trust
Vice President

Peter Seeley                       Vice President of Dean Witter World Wide Income Trust
Vice President

Jayne M. Stevlingson               Vice President of various Dean Witter Funds.
Vice President

Kathleen Stromberg                 Vice President of various Dean Witter Funds.
Vice President

Vinh Q. Tran                       Vice President of various Dean Witter Funds.
Vice President


NAME AND POSITION                  OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER                   OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.                  AND NATURE OF CONNECTION
-----------------                  -----------------------------------------------------------------------------------------
Alice Weiss                        Vice President of various Dean Witter Funds.
Vice President

Katherine Wickham
Vice President

Item 29.       PRINCIPAL UNDERWRITERS

     (a) Dean Witter Distributors Inc. ("Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. distributors is also the principal underwriter of the following investment companies:

 (1)           Dean Witter Liquid Asset Fund Inc.
 (2)           Dean Witter Tax-Free Daily Income Trust
 (3)           Dean Witter California Tax-Free Daily Income Trust
 (4)           Dean Witter Retirement Series
 (5)           Dean Witter Dividend Growth Securities Inc.
 (6)           Dean Witter Global Asset Allocation
 (7)           Dean Witter World Wide Investment Trust
 (8)           Dean Witter Capital Growth Securities
 (9)           Dean Witter Convertible Securities Trust
(10)           Active Assets Tax-Free Trust
(11)           Active Assets Money Trust
(12)           Active Assets California Tax-Free Trust
(13)           Active Assets Government Securities Trust
(14)           Dean Witter Short-Term Bond Fund
(15)           Dean Witter Mid-Cap Growth Fund
(16)           Dean Witter U.S. Government Securities Trust
(17)           Dean Witter High Yield Securities Inc.
(18)           Dean Witter New York Tax-Free Income Fund
(19)           Dean Witter Tax-Exempt Securities Trust
(20)           Dean Witter California Tax-Free Income Fund
(21)           Dean Witter Limited Term Municipal Trust
(22)           Dean Witter Natural Resource Development Securities Inc.
(23)           Dean Witter World Wide Income Trust
(24)           Dean Witter Utilities Fund
(25)           Dean Witter Strategist Fund
(26)           Dean Witter New York Municipal Money Market Trust
(27)           Dean Witter Intermediate Income Securities
(28)           Prime Income Trust
(29)           Dean Witter European Growth Fund Inc.
(30)           Dean Witter Developing Growth Securities Trust
(31)           Dean Witter Precious Metals and Minerals Trust
(32)           Dean Witter Pacific Growth Fund Inc.
(33)           Dean Witter Multi-State Municipal Series Trust
(34)           Dean Witter Federal Securities Trust
(35)           Dean Witter Short-Term U.S. Treasury Trust
(36)           Dean Witter Diversified Income Trust
(37)           Dean Witter Health Sciences Trust

(38)           Dean Witter Global Dividend Growth Securities
(39)           Dean Witter American Value Fund
(40)           Dean Witter U.S. Government Money Market Trust
(41)           Dean Witter Global Short-Term Income Fund Inc.
(42)           Dean Witter Value-Added Market Series
(43)           Dean Witter Global Utilities Fund
(44)           Dean Witter High Income Securities
(45)           Dean Witter National Municipal Trust
(46)           Dean Witter International SmallCap Fund
(47)           Dean Witter Balanced Growth Fund
(48)           Dean Witter Balanced Income Fund
(49)           Dean Witter Hawaii Municipal Trust
(50)           Dean Witter Variable Investment Series
(51)           Dean Witter Capital Appreciation Fund
(52)           Dean Witter Intermediate Term U.S. Treasury Trust
(53)           Dean Witter Information Fund
(54)           Dean Witter Japan Fund
(55)           Dean Witter Income Builder Fund
(56)           Dean Witter Special Value Fund
(57)           Dean Witter Financial Services Trust
(58)           Dean Witter Market Leader Trust
 (1)           TCW/DW Core Equity Trust
 (2)           TCW/DW North American Government Income Trust
 (3)           TCW/DW Latin American Growth Fund
 (4)           TCW/DW Income and Growth Fund
 (5)           TCW/DW Small Cap Growth Fund
 (6)           TCW/DW Balanced Fund
 (7)           TCW/DW Total Return Trust
 (8)           TCW/DW Mid-Cap Equity Trust
 (9)           TCW/DW Global Telecom Trust
 (10)          TCW/DW Strategic Income Trust


          (b) The following information is given regarding directors and officers of Distributors not listed in Item 28 above. The principal address of Distributors is Two World Trade Center, New York, New York 10048. None of the following persons has any position or office with the Registrant.


                                     Positions and
                                     Office with
     Name                            Distributors
     ----                            -------------

     Fredrick K. Kubler            Senior Vice President, Assistant
                                   Secretary and Chief Compliance Officer.


     Michael T. Gregg              Vice President and Assistant Secretary.

Item 30.       LOCATION OF ACCOUNTS AND RECORDS

       All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.


Item 31.       MANAGEMENT SERVICES

        Registrant is not a party to any such management-related service contract.

Item 32.       UNDERTAKINGS

        Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                      SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of May, 1997.


                      DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST

                                           By   /s/ Barry Fink
                                             ----------------------------
                                                    Barry Fink
                                             Vice President and Secretary

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 15 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

    Signatures                    Title                     Date
    ----------                    -----                     ----

(1) Principal Executive Officer   President, Chief
                                  Executive Officer,
                                  Trustee and Chairman
By  /s/ Charles A. Fiumefreddo                             05/28/97
    --------------------------
        Charles A. Fiumefreddo

(2) Principal Financial Officer   Treasurer and Principal
                                  Accounting Officer

By  /s/ Thomas F. Caloia                                   05/28/97
    --------------------------
        Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell


By  /s/ Barry Fink                                         05/28/97
    --------------------------
        Barry Fink
      Attorney-in-Fact

    Michael Bozic              Manuel H. Johnson
    Edwin J. Garn              Michael E. Nugent
    John R. Haire              John L. Schroeder


By  /s/ David Butowsky                                     05/28/97
    --------------------------
         David Butowsky
        Attorney-in-Fact

                  DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST

                                  EXHIBIT INDEX

     1.        -    Form of Instrument Establishing and Designating
                    Additional Classes.

     5.        -    Form of Investment Management Agreement between the
                    Registrant and Dean Witter InterCapital Inc.,to take effect upon the proposed merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. (the "Merger").

     6.(a)     -    Form of Distribution Agreement between the Registrant and
                    Dean Witter Distributors Inc., to take effect upon the Merger.

     6.(b)     -    Form of Multi-Class Distribution Agreement between
                    the Registrant and Dean Witter Distributors Inc.

     11.       -    Consent of Independent Accountants.

     15.       -    Form of Amended and Restated Plan of Distribution pursuant to Rule 12b-1.

  Other.       -    Form of Multiple Class Plan pursuant to Rule 18f-3.

----------------------------------------
All other exhibits were previously filed and are hereby incorporated by reference.